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                                                                   EXHIBIT 10.27

                                      LEASE

     This Lease made and entered into as of the 1st day of July, 1996 by and between RJR VENTURES LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 725 Canton Street, Norwood, Massachusetts (hereinafter called the "Lessor" which term shall include its successors and assigns where the context so admits)

     and

     WANG LABORATORIES, INC., a Delaware corporation, having its principal place of business at 600 Technology Drive, Billerica, Massachusetts 01821 (hereinafter called the "Lessee" which term shall include its successors and assigns where the context so admits)

     WHEREAS, the Lessor is the owner of a certain parcel of land (the "Site") situated in Tewksbury, Massachusetts, containing approximately 84.3 acres and more particularly described in Exhibit A attached hereto, together with eight buildings thereon having an aggregate of 755,000 square feet of area, parking areas and other improvements (the Site and all said improvements being herein described as the "Premises");

     and

     WHEREAS, Lessor and Lessee desire to enter into a lease of a part of the Premises (the "Demised Premises")

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, the parties hereto hereby agree as follows:

                              W I T N E S S E T H:

                                    ARTICLE I

                                    PREMISES

SECTION 1. Lessor, for and in consideration of the rents to be paid and obligations to be performed by the Lessee, does hereby demise and lease to the Lessee, and the Lessee does hereby take and hire, upon and subject to the terms and conditions set forth herein the Demised Premises.

SECTION 2. The Demised Premises consist of approximately 383,500 square feet of space in Building Nos. 7 and 8, all as shown on the plan attached hereto as Exhibit B. The Lessee shall have the right, in common with other tenants at the Premises, to use the common areas (including all utility areas, conduits and other like places) and all driveways and parking areas. Lessee shall be entitled to 2 parking spaces per 1,000 of space during the term of

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this Lease. In addition, the Lessee agrees for so long as in its reasonable business judgment deems it appropriate to do so to maintain, operate (in the manner it deems prudent) and insure the cafeteria located in Building 6, Level 1 and a health facility in Building 4A, for its own use and that of other tenants at the Premises. In the event Lessee ceases operation of either facility title to all equipment owned by Lessee shall be transferred to Lessor for no additional consideration. All Additional Rent and Operating Costs directly related to the cafeteria and health facility are to be paid by Lessee. Lessor shall provide Lessee and other tenants common area access, within the Premises, to both the cafeteria and health club.

SECTION 3. Lessee shall be entitled to the use and occupancy of additional space in the Premises as shown on Exhibit C (the "Temporary Space"). It is agreed that so long as Lessee is not in default hereunder for a period of six
(6) months commencing on July 1, 1996 the 52,000 square feet shown on Exhibit C shall not require payment of Base Rent and that for a period of twelve (12) months the 10,000 square feet of space shown on Exhibit D shall not require the payment of Base Rent. All Additional Rent and costs as hereinafter defined shall be paid by the Lessee in the same manner as required for the Demised Premises.

Lessee shall have the right to terminate any and all Temporary Space at any time upon written notice to Lessor and Lessee's obligation to pay Additional Rent and costs shall cease in regard to the Temporary Space so terminated at the end of the month following receipt of the Notice of Termination.

SECTION 4. Lessor shall have the right to alter or relocate the access road and ways to the Demised Premises as well as parking for the Demised Premises, provided that any relocated entry roadway is of the same width and the same standards as the present roadway. The Lessee shall have the non-exclusive right to use either the now existing or relocated roadways for access to the Demised Premises. Lessor agrees to use reasonable efforts not to interfere with or relocate all parking space presently designated for Lessee's specific use.

                                   ARTICLE II

                                      TERM

SECTION 1. The Term of this Lease shall commence as of 12:01 A.M. on July 1, 1996 (the "Commencement Date") and expire at midnight June 30, 2001 (the "Initial Term").

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                                   ARTICLE III

                            OPERATION OF THE PREMISES

SECTION 1. Lessor and its agents and employs agree to manage and operate the Premises in a manner consistent with proper professional management and operation of similar facilities including, without limitation, providing for the operation, cleaning, maintenance, landscaping, repair, replacement and upkeep of the Premises necessary to keep the Premises in reasonably good working order, repair, appearance and condition and providing heating, ventilating and air conditioning and building and grounds maintenance and repair. Responsibility for the operation and upkeep of the Demised Premises is further outlined in
Article VIII Section 1 hereto.

                                   ARTICLE IV

                                 USE OF PREMISES

SECTION 1. The Lessee shall have the right to use the Demised Premises only for manufacturing, warehouse, storage, data center, research and development and office uses and for no other purpose or purposes whatsoever. The Demised Premises shall be used only in compliance with applicable laws and only if and to the extent the Lessee has obtained and maintained all licenses and permits which may be necessary for its use.

SECTION 2. The Lessee shall not use or occupy or permit the Demised Premises to be used or occupied, nor do or permit anything to be done in or on the Demised Premises or any part thereof, in a manner that would in any way violate any certificate of occupancy affecting the Demised Premises or make void or voidable any insurance then in force with respect thereto, or that may make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by the Lessee, or that will cause or be likely to cause structural injury to the Demised Premises, or that will constitute a public or private nuisance or waste.

SECTION 3. The Lessee further agrees that it shall not use (other than incidental to its use of the Demised Premises and only if in compliance with applicable laws and after Lessee notifies Lessor thereof) or dispose of any hazardous substance on the Premises and shall promptly notify the Lessor of any filing or notice, claim or action, pending or threatened, by any governmental agency having jurisdiction over the Premises on account of any hazardous materials or substances. In the event any liability or cost is imposed upon or incurred by the Lessor pursuant to the provisions of Massachusetts General Laws, Chapter 21E or any other federal, state or local law governing hazardous waste or substances as a result of the Lessee's breach of the provisions hereof, the

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Lessee agrees to be solely responsible for all costs of removal, clean up fees and fines or remediation associated therewith including all of Lessor's costs related to or incurred and to fully indemnify and hold the Lessor harmless from actual losses, costs and claims, including the defense thereof, suffered by the Lessor. This indemnity shall expressly survive the termination of this Lease.

                                    ARTICLE V

                                      RENT

SECTION 1. Beginning with the Commencement Date, during the Initial Term of this Lease, the Lessee covenants and agrees to pay the Lessor annual rent in the amount of $4.35 per square foot (the "Base Rent") which equals One Million Six Hundred Sixty Eight Thousand Two Hundred and Twenty Five ($1,668,225.00) Dollars annually.

SECTION 2. Base Rent shall be payable in equal monthly installments in advance by the fifth day of each calendar month occurring during the term of this Lease. In the event that the Commencement Date is other than the first day of a calendar month, the rent payment for such fraction of a calendar month shall be prorated on a daily basis and paid at the Commencement Date.

SECTION 3. All payments of rent shall be made by the Lessee, without offset, deduction or demand therefor, to the Lessor at 725 Canton Street, Norwood, Massachusetts 02062, or to such other place as the Lessor may, from time to time, designate in writing.

SECTION 4. No payment by the Lessee or receipt by the Lessor of a lesser amount than the monthly rent called for by this Lease shall be deemed other than a payment on account of the earliest rent due, nor shall any endorsement or statement on any check or on any letter accompanying any check or payment as rent be deemed an accord and satisfaction and the Lessor may accept such check or payment without prejudice to its right to recover the balance of the rent or to pursue any other remedy provided for in this Lease.

SECTION 5. In addition to the Base Rent, Lessee shall pay Additional Rent as hereinafter provided in Article VI, VII and VIII, and in no event shall the Lessor be liable for, or be obliged to incur any operating expense with respect to the Demised Premises or the Temporary Space, except as in this Lease expressly provided.

SECTION 6. Lessor acknowledges that it is in receipt of a sum of $93,150 which is being held by Lessor as security for the Lessee's payment of rent and Additional Rent and the performance of its other obligations under this Lease. In the event that the Lessee defaults in the payment of rent or the performance of its other

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obligations under this Lease, the Lessor may use all or part of the security deposit for the payment of rent or any other amount in default, or for the payment of any other amount which the Lessor may spend or become obligated to spend by reason of the Lessee's default, or for the payment to the Lessor of and other loss or damage which the Lessor may suffer by reason of the Lessee's default. If the Lessor so uses any portion of the security deposit, the Lessor agrees to restore the security deposit to its original amount within five (5) days after written demand from the Lessee. The security shall not be a limitation on the Lessor's damages or other rights under this Lease, or a payment of liquidated damages, or an advance payment of rent. In the event that the Lessee pays the rent and performs all of its other obligations under this Lease, the Lessor will return the unused portion of the security deposit with its accumulated interest to the Lessee within thirty (30) days after the end of the Term.

                                   ARTICLE VI

                       ADDITIONAL RENT: REAL ESTATE TAXES

SECTION 1. Lessor agrees to pay when due all Impositions as hereinafter defined) and provide Lessee with evidence of payment; provided Lessee covenants, and agrees to pay 30 days before due, as additional rent, throughout the term of this Lease, its pro rata share (as that term is hereinafter defined) of any and all taxes, assessments (including, but not limited to, all assessments for public improvements or benefits, payable during the term of this Lease), water, sewer and other rents, rates and charges, charges for public utilities, excises, levies, licenses and permit and inspection fees and other governmental charges general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time during the term of this Lease are assessed, levied, confirmed, imposed upon, or grow or become due or payable out of or in respect of, or become a lien on (a) the Premises, or (b) the buildings and improvements from time to time on the Premises or (c) the Base Rent, any additional rent reserved or payable hereunder or any other sums payable by the Lessee hereunder relating to the Premises, or (d) this Lease or the leasehold estate hereby created or which arise in respect of the operation, possession, occupancy or use of the Premises, the improvements thereon or any part of any of them (all of which taxes, assessments, or like charges are sometimes hereinafter referred to collectively as "Impositions" and individually as an "Imposition"); provided, however, that:

     (i) If, by law, any Imposition is or may be payable, at the option of the taxpayer, in installments, the Lessee may pay such Imposition in installments and shall pay each such installment as the same respectively become due and before any fine, penalty, further interest or cost may be

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          added thereto.

     (ii) Impositions, whether or not a lien upon the Premises, shall be apportioned between Lessor and Lessee at the beginning and end of the term of this Lease.

SECTION 2. Nothing herein contained shall require the Lessee to pay income taxes assessed against the Lessor or any capital levy, corporation franchise, excess profits, estate, succession, inheritance or transfer taxes of the Lessor, unless such taxes are imposed or levied upon or assessed as a total or partial substitute for, or in lieu of, any other Imposition required to be paid by the Lessee pursuant to this Article VI, in which event, the same shall be deemed Impositions and shall be paid by the Lessee; provided, however, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on the Lessor a capital levy, gross receipts or other tax on the rents received therefrom and/or a franchise tax or an assessment, levy or charge measured by or based, in whole or in part, upon such rents, the Premises (including but not limited to the acquisition, leasing, use or value thereof), or the present or any future improvements on the Premises or on the construction thereof and/or measured in whole or in part by Lessor's income from the Premises, then all such taxes, assessments, levies and charges, or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof, but only to the extent that such taxes would be payable if the Premises were the only property of the Lessor, and shall pay the same as herein provided in respect of the payment of Impositions. The Lessor shall have the right, at the Lessor's option and as a condition of this Lease to require the Lessee to: (i) promptly deposit with Lessor funds for the payment of current Impositions required to be paid by Lessee hereunder; and (ii) also deposit one-twelfth (1/12th) of the current annual Impositions or those of the preceding years, if the current amounts thereof have not been fixed, on the first day of each month in advance, except that all additional funds required for any payments thereof shall also be deposited as aforesaid on the first day of the month preceding the date on which a payment is due and payable without interest or penalty. Any deposits so received by Lessor shall be held and applied to the payment of such Impositions, but in no event shall the Lessee be entitled to receive interest upon, or any payments on account of earning or profits derived from such payments by Lessee to Lessor.

SECTION 3. The Lessee shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith. Lessee will pay and save Lessor harmless against any and all losses, judgments, decrees and costs (including all attorneys' fees and expenses) in connection with any such contest and will, promptly after the final

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settlement, compromise or determination of such contest, fully apply and discharge the amounts which shall be levied, assessed, be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, or may direct Lessor to pay out of such deposits, the amount of such Impositions so due and payable; and, upon such payment, Lessor shall return, with such interest as shall have accrued thereon, the balance, if any, of the amount deposited with it with respect to such Impositions as aforesaid. If, at any time during the continuance of such proceedings, Lessor shall deem the amount deposited or the security posted, as aforesaid, insufficient, Lessee shall, upon demand, make an additional deposit or provide additional security satisfactory to Lessor of such sums as Lessor may require reasonably, and upon failure of Lessee to do so, the amount theretofore deposited or the security posted may be applied by Lessor to the payment, removal and discharge of such impositions, and the interest and penalties in connection therewith, together with any costs, fees or other liability accruing in any such proceedings, with only the balance, if any, being returned to Lessee.

SECTION 4. Whenever the terms "pro-rata" or "pro-rated" appear in Article 6, 7 8 and 18 of this Lease, either of these terms shall mean the result of dividing the number of square feet in the Demised Premises by the total number of square feet in all of the buildings on the Site. At the Commencement Date, it is hereby agreed that the result of such calculation for the Demised Premises is 50.66%. During the first twelve (12) months of the Lease term, the proration shall be adjusted to include the Temporary Space in the calculation. If at any time during the term hereof, the number of square feet in the Premises or in the Demised Premises shall change, the pro-rata percentage shall be correspondingly adjusted.

                                   ARTICLE VII

                           ADDITIONAL RENT: INSURANCE

SECTION 1. LIABILITY INSURANCE. Lessee shall maintain at its expense during the Term or Extended Term of this Lease commercial general liability insurance, with "Broad Form" endorsement insuring the indemnity hereafter set forth, for the benefit of Lessor and Lessee, and naming Lessor as an additional insured, against all claims for bodily injury, personal injury, death and Property damage in or about the Premises limits not less than Five Million Dollars ($5,000,000.00) in the event of bodily injury or death of any number of persons in any one accident and at any one location and Property damage coverage of not less than One Million Dollars ($1,000,000.00), or Five Million Dollars ($5,000,000.00) combined single limits bodily injury and property damage coverage on an occurrence basis. The limits of said policy shall be increased

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from time to time to meet changed circumstances at Lessors request, including, but not limited to, changes in purchasing power of the dollar.

SECTION 2. PROPERTY INSURANCE. At all times, Lessor shall maintain or cause to be maintained the insurance below described for the benefit of Lessor and Lessee, against the following risks:

     (a) Loss or damage from all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and such other risks as may be embraced within the form of extended coverage insurance, with "comprehensive special" form including endorsement, sprinkler leakage, insuring, at all times, the full replacement cost of any buildings and improvements from time to time erected on the Premises, including all Lessee Improvements. Lessor specifically agrees that the insurance policy shall contain an endorsement or appropriate provision which specifically states that the amount of coverage shall at all times be for the actual full replacement cost of the buildings and other improvements on the replacement cost of the Property. If any of the risks covered by the currently employed customary comprehensive general endorsement on fire policies are hereafter excluded from such endorsement, but are insurable nevertheless by separate policies regularly issued by fire or casualty companies doing business in the State of Massachusetts, then the reference above to "risks as may be embraced within the standard form of extended coverage insurance" includes insurance coverage by such separate policy of Policies;

     (b) Loss or damage by explosion of steam boiler, air conditioning equipment, pressure vessels, miscellaneous similar apparatus, or similar apparatus, now or hereafter installed on the Premises in such limits with respect to any one accident as may reasonably be determined by Lessor from time to time, but not less than the full replacement cost of any buildings and improvements from time to time erected on the property;

     (c) Such other insurance and in such amounts as may from time to time be reasonably determined to be necessary by Lessor;

     (d) Lessee shall pay within thirty (30) days of receipt of invoice, its pro-rata share of all insurance required by this Section 2.

SECTION 3. WAIVER OF SUBROGATION. Lessor and Lessee, on behalf of themselves and their respective insurers, hereby waive all

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causes of action and rights of recovery against the other and each of their respective officers, employees and agents, for any loss occurring to the property of either of them, regardless of cause or origin. Lessor and Lessee agree that all insurance policies presently existing or obtained after the date hereof shall include a clause or endorsement to the effect that such policies shall not be invalidated nor shall the right of the insured to recover thereunder be impaired as a result of the denial to the insurers of all rights of subrogation against the other party on the basis of the foregoing waiver.

SECTION 4. LIABILITY INSURANCE. Lessor and Lessee shall each procure and maintain in effect at all times during the Term comprehensive general liability insurance with a combined single limit of liability of at least $5,000,000. Lessor and Lessee shall furnish certificates of such insurance to the other promptly upon receipt of written request therefor.

SECTION 5. WORKER'S COMPENSATION. Lessee shall maintain at all times Worker's Compensation insurance covering all persons employed by it in the conduct of its business on the Premises.

SECTION 6.     POLICIES.

     (a) All Policies shall name Lessee as the insured, and naming Lessor as an additional insured, as their respective interest may appear, but subject, nevertheless to loss payee provisions and provisions relative to disposition of insurance proceeds to a Mortgagee, as stated below. Except for the payment of proceeds to a Mortgagee as provided below, all insurance proceeds shall be payable to Lessor and/or Lessee as their respective interests may appear.

     (b) All insurance shall be effected by valid and enforceable policies issued by insurers of responsibility and licensed to do business in the State of Massachusetts, holding a General Policyholders' Rating of A or better and a financial category of XII or better as set forth in the most current issue of Best's Insurance Guide. Lessee shall deliver to Lessor and the Mortgagee, if any, copies of all Policies of insurance required to be provided by Lessee hereunder, or certificates from the insurance company evidencing the existence and amounts of all insurance required to be carried by Lessee hereunder. All such Policies shall contain agreements by the insurers that (i) no act or omission by Lessee or Lessor shall impair or affect the rights of any insured to receive and collect the proceeds of the Policy (i.e., a cross liability endorsement); (ii) such policy shall not be canceled except upon thirty (30) days prior written

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          notice to each named insured and loss payee; and (iii) the coverage afforded thereby shall not be affected by the performance of any work in or about the Premises. In addition, all policies shall contain endorsements that the rights of the assured to receive and collect proceeds shall not be diminished because of any additional insurance carried by Lessee or Lessor on their own accounts.

SECTION 7. INCLUSION OF MORTGAGEE AS LOSS PAYEE. Subject to the provisions hereinafter set forth in this section, the policies provided shall also provide, if required by either party hereto, for any loss to be payable to any Mortgagee as the respective interest of such party may appear, pursuant to a standard mortgagee clause or endorsement, provided, however, that such Mortgagee must agree that any insurance proceeds received by such party shall be made available for restoration of the improvements, or equivalent improvements, to at least the condition of said improvements prior to the casualty. Any loss shall be adjusted with the insurance companies by Lessor.

SECTION 8. CONSENT TO BLANKET INSURANCE POLICY. Nothing in this Lease shall prevent the Lessor or Lessee from carrying insurance of the kind required of Lessee under a blanket insurance policy or policies which cover other properties owned or operated by Lessee as well as the Premises. Any such policy for Property Insurance must contain, as respects the Premises, an endorsement specifically covering the Premises for the types of insurance and in the amounts required hereunder.

SECTION 9. INDEMNITY. a) Indemnity by Lessee. Lessee does hereby indemnify and agree to forever save and hold harmless Lessor, and Lessor's interest in the Premises and this Lease from and against any and all damages, claims, losses, demands, costs, expenses (including attorneys' fees and costs), obligations, liens, liabilities, actions and causes of action which Lessor may suffer or incur arising directly or indirectly from this Lease, from Lessee's use of the Demised Premises, from the conduct of Lessee's business, from any activity, work or things done, permitted or suffered by Lessee in or about the Premises, from Lessee's non-observance or nonperformance of any law, ordinance or regulations, or from any negligence of Lessee or any of Lessee's agents, contractors, employees, guests, licensees and invitees, but not including any liability resulting from any acts or omissions or negligence or willful misconduct of Lessor, its agents, employees, or contractors. Lessee further agrees that in case of any such claim, demand, action or proceeding against Lessor, Lessee, upon notice from Lessor, shall defend Lessor at Lessee's expense by counsel reasonably satisfactory to Lessor. In the event Lessee does not provide a defense against any and all such claims, demands, liens, liabilities, actions or causes of action,

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threatened or actual, then Lessee shall, in addition to the above, pay Lessor the attorneys' fees, legal expenses and costs incurred by Lessor in providing such defense, and Lessee agrees to cooperate with Lessor in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Lessor.

     b) Indemnity by Lessor. Lessor agrees to indemnify, defend and hold Lessee harmless from and against any loss, cost, liability, damage or expense including, without limitation, reasonable attorney's fees, incurred in connection with or arising from (i) any cause whatsoever in or on the common areas of the Building (any portion of the Building except the Demised Premises) including without limitation, the negligence of Lessor or its employees, agents or contractors, other than the act or omission of Lessee, or (ii) the negligence or intentional acts of Lessor or its employees, agents or contractors in or on the Premises.

SECTION 10. EXEMPTION OF LESSOR FROM LIABILITY. Except for any liability resulting from negligence or willful misconduct of Lessor, its agents, employees, or contractors, or except as otherwise provided in the Lease, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damages to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents, or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or from other sources or places, regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee.

                                  ARTICLE VIII

                      ADDITIONAL RENT - OPERATING EXPENSES

SECTION 1. During the Term of this Lease, the Lessee covenants and agrees to pay, as additional rent, the Lessee's pro-rata share of Operating Expenses. The term "Operating Expenses" as used herein, shall specifically exclude real estate taxes, and insurance as governed by Article VI and Article VII of this Lease, "Operating Expenses" shall include Lessor's costs or expenses incurred for the operation, cleaning, maintenance, landscaping, repair, replacement and upkeep of the Premises necessary to keep the Premises in reasonably good working order, repair, appearance and condition; all costs, including reasonable management fees charged for properties of similar size and occupancy, material and equipment costs, for cleaning and janitorial service, all costs related to provision of heat, air conditioning, water, sewerage and other

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utilities (exclusive of reimbursement to Lessor for any of the same received as a result of direct billing to other tenants); payments under service contracts; all compensation, fringe benefits, payroll taxes, and worker's compensation insurance premiums related to employees for the purpose of the maintenance and upkeep of the Premises, but shall exclude the cost of repairs or replacements that are of a capital nature. The parties intend that Lessee, at its option, furnish its own ordinary operating services including security protection for the Demised Premises. In the event Lessor is asked or required to provide these operating services, Lessee agrees to pay monthly estimated charges in advance subject to year end reconciliation. To the extent Lessee elects to provide its own ordinary operating services and is therefore directly paying for a portion of the above mentioned operating costs, Lessee's pro-rata costs shall be amended to reflect such payment. Lessee shall have the right to perform a review of Lessors operating expense calculations; and Lessor shall make all material available for Lessee's inspection. The foregoing not withstanding; if at any time during the Term hereof, the number of square feet in all of the buildings on the Site shall change, the Lessee's share of operating expenses shall be correspondingly adjusted.

SECTION 2. CAPITAL COSTS. Costs (other than those being performed under Exhibit E) associated with repairs and replacements to structural elements, including without limitation, roofs, walls, footing, floor slab and mechanical systems located within the Demised Premises or primarily servicing the Demised Premises during the Term and the Extended Term of the Lease shall be allocated as follows:

     Year One              50% Lessor 50% Lessee
     Year Two              60% Lessor 40% Lessee
     Year Three            70% Lessor 30% Lessee
     Year Four             80% Lessor 20% Lessee
     Year Five            100% Lessor

                                   ARTICLE IX

                            CONDITION OF THE PREMISES

SECTION 1. Lessor agrees to improve the Premises and the Demised Premises as shown on the attached Exhibit E.

SECTION 2. With the exception of the work described in Section 1 above, the Demised Premises are being leased to the Lessee in "as is" condition, without representation or warranty of any kind as to its state of repair or condition or compliance with applicable laws. The Lessee acknowledges its occupancy under a prior lease and its familiarity with the Premises. The Lessee agrees to maintain the Demised Premises in substantially their present condition taking into account its uses on the date hereof and in full compliance with applicable laws throughout the term of this Lease, reasonable wear and use, fire and casualty and condemnation

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only excepted. All work performed by the Lessee shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances and regulations relative thereto. The Lessee further agrees that the Demised Premises shall be kept and maintained throughout the term of this Lease in compliance with all laws, ordinances, rules and regulations of any duly constituted governmental authority having jurisdiction over the Premises. In the event Building Improvements are required by any changes mandated by any such governmental authority within the Demised Premises during the Term of this Lease, the cost therefor shall be treated as a Capital Cost. The Lessee shall not permit or commit any waste.

                                    ARTICLE X

                                   ALTERATIONS

SECTION 1. The Lessee shall not make any alterations with a cost in excess of $50,000 to the Demised Premises without the Lessor's prior written consent which consent shall not be unreasonably withheld or delayed. The foregoing notwithstanding any alterations which impact any party wall or penetrate the roof shall require Lessor's prior express written consent. All alterations made shall remain on and be surrendered with the Demised Premises on the expiration or termination of this Term. Upon termination of this Lease, at the option of the Lessor with respect to Alterations for which consent was not required, the Lessee will restore the Demised Premises to the condition they were in prior to any alterations and with respect to Alterations for which consent was required, Lessee will so restore if Lessor so specified in the terms of its consent.

SECTION 2. LESSOR'S RIGHT TO MAKE ALTERATIONS. Lessor reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Lessee therefor to make such changes, alterations, improvements, repairs or replacements in or to the Demised Premises provided, however, that there be no unreasonable obstruction of the right of access to or unreasonable interference with the use and enjoyment of, the Premises by Lessee.

                                   ARTICLE XI

                               DAMAGE; DESTRUCTION

SECTION 1. If at any time during the Term (i) more than twenty-five percent (25%) of the Demised Premises are substantially damaged or destroyed by fire or other casualty, or (ii) any portion of the Demised Premises is so damaged or destroyed and such damage or destruction materially affects Lessee's ability to conduct normal business operations in the Demised Premises and such damage cannot reasonably be expected to be repaired within ninety (90) days, then Lessee may elect to terminate the Lease by so notifying the other within thirty
(30) days after the date of the damage or destruction, specifying a date for termination that shall be not less than thirty (30) days from the date of such notice. If at any time during the Term
(i) more than thirty-five percent (35%) of the Buildings or 35% of the Demised Premises are substantially damaged or destroyed by fire or other casualty, or
(ii) any portion of the Buildings or Demised Premises is so damaged or destroyed and such damage or destruction materially affects Lessee's ability to conduct normal business operations in the Demised Premises and such damage cannot reasonably be expected to be repaired within ninety (90) days, then Lessor may elect to terminate the Lease by so notifying the Lessee within thirty (30) days after the date of the damage or destruction, specifying a date for termination that shall be not less than thirty (30) days from the date of such notice. If neither Lessor nor Lessee so elect to terminate this Lease, or if less than twenty five percent (25%) of the Building or Demised Premises is substantially damaged by such fire or other casualty, then Lessor shall promptly commence to repair and restore the Building and the Demised Premises to their condition immediately prior to such fire or casualty except that Lessor shall not be required to repair or restore alterations and additions to the Premises made by Lessee in accordance with the provisions of Article X hereof except to the extent insurance proceeds are available therefor. Upon completion of such restoration, the Lessor shall be entitled to all insurance proceeds payable under any casualty policy maintained as required by the provisions of Article VI hereof. If existing laws do not permit the restoration, either party shall have the right to terminate this Lease by written notice to the other party. An equitable abatement of rent shall apply commencing upon the date of any such casualty and continue until repair or termination in accordance with the terms of this Lease.

                                   ARTICLE XII

                                 EMINENT DOMAIN

SECTION 1. In the event that 50% or more of the total number of square feet in the Demised Premises shall be condemned or taken for public or quasi public use, the Lessee may elect to terminate this Lease. If the Lessee elects to terminate this Lease, it must exercise its right to terminate by giving written notice to the Lessor within thirty (30) days after the nature and extent of the taking have been finally determined. If the Lessee elects to terminate this Lease as provided herein, the Lessee shall also notify the Lessor of the date of termination which date shall be not earlier than thirty (30) days after the Lessee has notified the Lessor of its election to terminate; provided, however, that this Lease shall terminate on the date of the taking of the date if the taking falls on a date prior to the date of termination as designated by the Lessee. If the Lessee does not elect to terminate this Lease within the thirty
(30) day period, this Lease shall continue in full force and effect except that Base Rent and additional rent shall be reduced pursuant to Section 2 hereof.

SECTION 2. In the event that any portion of the Demised Premises is taken by condemnation and this Lease remains in full force and effect, on the date of the taking, the Base Rent and all additional rent shall be reduced by an amount that is in the same ratio to the Base Rent and Additional Rent as the total number of square feet in the Demised Premises taken bears to the total number of square feet in the Demised Premises immediately prior to the date of the taking.

SECTION 3. The Lessor shall be entitled to the entire award resulting from any such condemnation or taking, including, without limitation, any portion of the award attributable to the value of the leasehold estate created by this Lease, provided, however, that the Lessee shall be entitled to any portion of any award attributable to the Lessee's personal property or fixtures, or specifically attributable to its relocation expenses or the interruption or damage to its business.

                                  ARTICLE XIII

                                    UTILITIES

SECTION 1. The Lessor shall provide and the Lessee shall pay for all of its requirements for utilities for the Demised Premises including, but not limited to, gas, steam, water, electricity, telephone, sewer and the like. Lessor shall have absolute and final right to negotiate with utility suppliers. The parties agree that separate meters shall be installed in order that Lessee pay for its utilities, the Lessor shall install separate meters. The Lessor's financial obligation to install separate meters shall be limited to $15,000. Any cost above $15,000 is to be borne by Lessee, in accordance with Exhibit E.

                                   ARTICLE XIV

                                     DEFAULT

SECTION 1.     The following occurrences are "events of default":

     (a) The Lessee defaults in the due and punctual payment of Base Rent and Additional Rent and such default continues for ten (10) days after receipt of notice from the Lessor; provided, however, that the Lessee will not be entitled to more than one (1) notice of default in payment of rent during any twelve month period, and if, within twelve (12) months after any such notice, any rent is not paid when due, the grace period shall be shortened to five (5) days after receipt of notice from Lessor.

     (b) Lessee breaches any of the other agreements, terms, covenants, or conditions which this Lease requires Lessee to perform, and such breach continues for a period of thirty (30) days after notice by Lessor to Lessee provided that if any breach cannot reasonably be cured within said thirty (30) days, then no event of default shall exist so long as Lessee has commenced to cure the failure within said thirty (30) days and diligently prosecutes the curing thereof.

SECTION 2. If an Event of Default shall occur, Lessor may, at its option, give to the Lessee a notice terminating this Lease upon a date specified in such notice which date shall be not less than three (3) business days after the date of receipt by the Lessee of such notice and upon the date specified in said notice, the term and estate hereby vested in the Lessee shall cease and any and all other right, title and interest of Lessee hereunder shall likewise cease without further notice or lapse of time as fully and with like effect as of the term of this Lease had elapsed, but Lessee shall continue to be liable to Lessor as hereinafter provided.

SECTION 3. Upon any termination of this Lease as the result of an Event of Default, the Lessee shall quit and peaceably surrender the Demised Premises to the Lessor and, at any time after such termination, the Lessor may, without further notice, enter the Demised Premises and repossess the same by summary proceedings or other lawful means and may dispossess the Lessee and remove it and all claiming under it from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income from the same.

SECTION 4. At any time or from time to time after any such termination, Lessor shall use reasonable efforts to relet the Demised Premises or any part thereof, in the name of Lessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease term) and on such conditions (which may include concessions or free rent) as the Lessor, in its reasonable discretion, may determine and may collect and receive the rents therefor. Lessor shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting provided it has used its reasonable efforts as aforesaid. In the event of Lessee's default, Lessee shall be liable to Lessor for all expenses associated with reletting including, without limitation, legal fees and real estate broker's commissions.

SECTION 5. No such termination of this Lease shall relieve Lessee of its liability and obligations under this Lease and such liability and obligations shall survive any such termination as more particularly described below.

In the event of any such termination, the Lessee shall pay to the Lessor Base Rent and Additional Rent up to the date of termination. The Lessee shall also pay to the Lessor, on demand, at the Lessor's election, either

     (i) the amount by which, at the time of the termination of this Lease (or at any time thereafter if the Lessor shall have initially elected damages under subparagraph (ii) of this Section 5) (a) the aggregate of the rent due hereunder projected over the period commencing with such time and ending on the termination date of this Lease exceeds (b) the aggregate fair market rental value of the Demised Premises for such period; or

     (ii) amounts equal to the rent which would have been payable by Lessee had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the then scheduled termination date, provided, however, if Lessor shall re-let the Demised Premises during such period, that Lessor shall credit Lessee with the net rents received by Lessor from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Lessor from such re-letting the expenses reasonably incurred or paid by Lessor in terminating this Lease, as well as the reasonable expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, and all other similar and dissimilar reasonable expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (a) in no event shall Lessee be entitled to receive any excess of such net rents over the sums payable by Lessee to Lessor hereunder and (b) in no event shall Lessee be entitled in any suit for the collection of damages pursuant to this Subparagraph
          (ii) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Lessor prior to the commencement of such suit. If the Demised Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting. Lessor shall use reasonable efforts to re-let the Demised Premises.

SECTION 6. A suit or suits for the recovery of such damages, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing contained herein shall be deemed to require Lessor to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

Nothing herein contained shall be construed as limiting or precluding the recovery by Lessor against Lessee of any sums or damages to which, in addition to the damages particularly provided above, Lessor may lawfully be entitled by reason of any default hereunder on the part of Lessee.

SECTION 7. The specified remedies to which Lessor may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Lessor may at any time be lawfully entitled, and Lessor may invoke any remedy (including without limitation the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

                                   ARTICLE XV

                            ASSIGNMENT AND SUBLETTING

SECTION 1. CONSENT REQUIRED. Lessee shall not sublet any portion of the Premises or assign, mortgage, pledge or transfer any of its rights with respect to this Lease without Lessor's prior written consent in each instance (such consent is not to be unreasonably withheld), which consent shall be given or withheld as hereinafter provided, except by operation of law. Notwithstanding the foregoing, Lessee may assign this Lease without Lessor's consent to any affiliate of Lessee, or any successor entity by sale or merger with Lessee, or to any entity that has acquired all or substantially all of the capital stock or assets of Lessee, or to any successor to the business being conducted by Lessee in the Demised Premises, provided Lessee shall assume all cost associated with such assignment and Lessee shall remain fully liable for all obligations hereunder.

SECTION 2. PROCEDURE. If Lessee desires at any time to sublet any portion of the Premises or to assign this Lease, it shall give written notice to Lessor of its desire to do so and the terms and provisions of the proposed assignment or sublease. Lessor shall within fifteen (15) days after receipt of such notice consent to or disapprove of the proposed assignment or subletting. No consent by Lessor to any assignment or subletting by Lessee shall relieve Lessee of any obligation to be performed by Lessee under this Lease.

                                   ARTICLE XVI

                                LESSEE'S PROPERTY

SECTION 1. All Lessee's machinery, equipment, furniture, demountable partitions, and all other property of Lessee installed or located in the Demised Premises from time to time ("Lessee's Property") shall be and remain the property of Lessee. At any time during the term, Lessee may remove any of Lessee's Property from the Demised Premises. Upon the termination of this Lease, Lessee shall remove all Lessee's Property from the Demised Premises. If within thirty (30) days after the termination of this Lease, Lessee has not removed all Lessee's Property from the Demised Premises, and Lessor desires to dispose of such remaining Lessee's Property, Lessor may notify Lessee that the remaining Lessee's Property must be removed whereupon Lessee shall remove the same forthwith, failing which it shall at Lessor's option become property of Lessor or Lessor may remove it at Lessee's expense. Lessor may do so at Lessee's expense.

SECTION 2. Lessee's Property and all furnishings, fixtures, equipment, affects and property of those claiming by, through or under Lessee located in the Demised Premises shall be at the sole risk and hazard of Lessee, and if the whole or any part hereof shall be damaged or destroyed by fire, flood, the leakage or bursting of pipes, or by theft or by any other cause, no part of such damage shall be borne by Lessor.

SECTION 3. Upon the termination of this Lease, the Lessee will surrender the Demised Premises in good order and condition, ordinary wear and tear excepted. The Lessee will fully repair any damage occasioned by the removal of the Lessee's Property in accordance with the provisions of Section 1 hereof.

                                  ARTICLE XVII

                               SPECIAL PROVISIONS

                                OPTION TO EXTEND.

SECTION 1. OPTION PERIOD. As long as Lessee is not in default under this Lease, either at the time of exercise or at the time the extended term commences, Lessee shall have the option to extend the initial five (5) year term of this lease for one (1) additional term of five (5) years (the "Extended Term") on all of the same terms, covenants and conditions of this Lease, except that the annual rent will be determined pursuant to Section 2. In order to exercise its option, Lessee must do so by giving Lessor written notice at least three hundred and sixty five (365) days prior to the expiration of the Initial Term of this lease.

SECTION 2. EXTENDED TERM - ANNUAL RENT. The annual rent for the Extended Term shall be determined as follows:

     (a) Lessor and Lessee shall have thirty days after Lessor received the option notice to agree upon the annual rent for the option period which shall be an amount representative of eighty five (85%) percent of the then fair market rental value (as defined in Section 2(c) but in no event less than the rent during the Initial Term. If Lessor and Lessee are able to agree upon the annual rent for the Extended Term, this Lease shall be amended to reflect the annual rent for the Extended Term.

     (b) If Lessor and Lessee are not able to agree upon the annual rent for the extended term within thirty (30) days, Lessee may withdraw its written notice to extend, or, if not withdrawn, the annual rent shall be determined in accordance with the provisions of Section 2(d).

     (c) The "then fair market rental value of the premises" means what a landlord under no compulsion to lease the premises and a tenant under no compulsion to lease the premises would determine as rent for the Extended Term, as of the commencement of the Extended Term, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the premises, and the rent for comparable buildings located in the vicinity of Tewksbury, Massachusetts.

     (d) If the parties are unable to agree on the annual rent for the Extended Term within thirty (30) days, then within ten (10) days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least 5 years' full-time commercial appraisal experience in the area in which the premises are located to appraise and set the annual rent for the Extended Term. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the annual rent for the Extended Term. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the annual rent for the Extended Term. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the annual rent. If they are unable to agree on the third appraiser, either of the parties to this Lease by giving ten
          (10) days' notice to the other party can apply to the then president of the county real estate board of the county in which the premises are located, or to the presiding judge of the probate court of that county, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

          Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the annual rent for the Extended Term. If a majority of the appraisers are unable to set the Annual Base Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the annual rent for the premises during the Extended Term.

          In setting the annual rent for the Extended Term, the appraiser or appraisers shall consider the use to which the premises are restricted under this Lease and shall not consider the highest and best use for the premises without regard to the restriction on use of the premises contained in this Lease.

          The decision of the appraisers as to the amount of the annual rent for the extended term shall be binding on the parties and non-appealable.

     (e) The foregoing notwithstanding, in no event shall the Base Rent be less than $4.35 per square foot.

SECTION 2. RIGHT OF FIRST REFUSAL. Before entering into a Lease at any time during the Term for space shown on Exhibit F (the "Additional Space") and so long as Lessee is not then in default under this Lease, Lessor will notify Lessee in writing of the terms, including without limitation bona-fide amount of monthly rent, commencement date, additional rent, termination date, Lessee buildout, ("Rental Terms") and proposed tenant upon which Landlord intends to lease the Additional Space.

If within fifteen (15) days after receipt of Lessor's notice, Lessee agrees in writing to lease the Additional Space upon the Rental Terms, Lessor and Lessee will execute a Lease Addendum for the Additional Space within fifteen (15) days after Lessor's receipt of Lessee's notice of intent. If Lessee shall elect to lease the additional space, Lessee shall lease the additional space upon the Rental Terms, and except for the Rental Terms all other conditions and terms of this Lease shall apply. If Lessee does not deliver its notice of intent to lease the Additional Space within such fifteen (15) day period, then this right of first refusal will lapse and Lessor may lease the Additional Space, or any portion thereof to a third party on terms as may be negotiated between Lessor and such third party. This right of refusal shall be for the Initial Term, and not for the Extended Term.

SECTION 3. RIGHT TO EXPAND. At any time during the Term, prior to Lessor receiving a bona-fide third party offer to Lease the space shown on Exhibit F, and so long as Lessee is not then in default under this Lease, Lessee shall have the right to Lease any or all of the Additional Space on the same Rental Terms as applies to the Demised Premises. Lessor and Lessee agree that this Lease shall be amended to include such additional space into Article I, Section 2. All other terms and conditions shall remain unchanged.

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

SECTION 1. COMMON AREAS. Lessor and Lessee agree that a portion of the Premises {not to exceed 5% of the total square feet in all the buildings on site) and the parking lots and other land areas of the site shall be treated as common areas and Lessee shall pay its pro-rata share of all taxes, insurance and operating expenses related thereto.

SECTION 2. STATUS REPORT. The Lessor and Lessee agree at any time and from time to time, upon not less than thirty (30) days' prior written request by the other, to execute, acknowledge and deliver to the other a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the dates to which the Base Rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Section 1 may be relied upon by any prospective mortgagee or assignee of any mortgage on the Premises, or any portion thereof.

SECTION 3. PROVISIONS BINDING. The term "Lessor" wherever used in this Lease shall be deemed to mean the corporation, persons or other legal entity holding the rights of Lessor under this Lease at the time in question.

In addition, the Lessee specifically agrees to look solely to the Lessor's interest in the Premises for recovery of any monetary or other judgment from Lessor; it being specifically agreed that neither the Lessor nor any of its partners or principals or anyone claiming under the Lessor shall ever be personally liable for any such judgment.

Except as set forth above, all of the covenants, agreements, stipulations, provisions, conditions, options and obligations herein expressed and set forth shall be considered as running with the land and shall (unless herein otherwise specifically provided) extend to, bind and inure to the benefit of, as the case may require, the successors and assigns of the Lessor and the Lessee, respectively or their successors in interest, as fully as if such words were written whenever reference to the Lessor and the Lessee occur in this Lease. The reference contained to successors and assigns of Lessee is not intended to constitute a consent to an assignment by the Lessee.

SECTION 4. NOTICES. Any and all notices, requests, designations, demands and the like, required to be given or served by the terms and provisions of this Lease, either by Lessor to Lessee, or by Lessee to Lessor, shall be in writing, and shall be sent by recognized overnight carrier or registered or certified mail, return receipt requested, addressed to the party intended to be notified:

Such Notice shall be sent,

in the case of the Lessor, to:

                        RJR Ventures Limited Partnership
                           c/o Cornerstone Corporation
                                725 Canton Street
                                Norwood, MA 02062
                            ATTENTION: Paul E. Tryder

with a copy to:

                              Barry Brown, Esquire
                           Mahoney, Hawkes & Goldings
                                  75 Park Plaza
                                Boston, MA 02116

and in the case of the Lessee, to:

                             Wang Laboratories, Inc.
                              600 Technology Drive
                                Mail Stop 01C-190
                            Billerica, MA 01821-4130
                             ATTENTION: Director of
                                        Corporate Real Estate

with a copy to:

                                 General Counsel
                             Wang Laboratories, Inc.
                              600 Technology Drive
                                Mail Stop 01C-190
                            Billerica, MA 01821-4130

or, in either case, to such other address or addresses as either party shall from time to time hereafter designate by like notice to the other. Notices shall be deemed to be effective upon delivery or tender of delivery.

SECTION 5. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

SECTION 6. RECORDING. Neither party shall have the right to record this Lease. A mutually acceptable notice of Lease may be recorded in the appropriate Registry of Deeds.

SECTION 7. SUBORDINATION TO MORTGAGES. The Lessee agrees that upon the request of the Lessor it will subordinate this Lease to the lien of any mortgage or deed of trust that may now or hereafter exist for which the Demised Premises or Lessor's interest in this Lease is pledged as security, provided that the mortgagees or beneficiaries named in such mortgages or deeds of trust agree in writing to recognize the interest of Lessee under this Lease, agree that so long as Lessee shall perform its obligations under this Lease the rights of Lessee hereunder shall remain in full force and effect, and agree that they will not disturb Lessee's occupancy of the Demised Premises under this Lease in the event of foreclosure or other action taken under the mortgage or deed of trust if Lessee is not then in default. Lessee shall execute and deliver to Lessor all instruments Lessor reasonably deems necessary to evidence and give effect to any such subordination, provided that no such instrument shall alter any of the terms, covenants or conditions of this Lease.

SECTION 8. PROTECTION OF MORTGAGEE. If in connection with any mortgage by Lessor of the Premises there shall be executed an assignment by Lessor of Lessor's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, Lessee agrees:

     (a) that the execution thereof by Lessor and the acceptance thereof by the mortgagee or assignee (herein referred to as the "Holder"), shall never be deemed an assumption by the Holder of any of the obligations of the Lessor hereunder, unless the Holder shall, by written notice sent to Lessee, specifically otherwise elect;

     (b) that except as aforesaid, the Holder shall be treated as having assumed Lessor's obligations hereunder only upon foreclosure of the Holder's mortgage or assignment and the taking possession of the Demised Premises or such portion thereof as may be covered thereby;

     (c) that Lessee shall execute such instruments as may be reasonably required to assure the Holder that without written consent of the
          Holder: (i) no rent shall be prepaid hereunder other than for the current and next ensuing month or as expressly set forth in this Lease; (ii) no modification shall be made in the provisions of this Lease; and (iii) this Lease shall not be terminated except as expressly provided herein, nor shall the Lessee accept a surrender of the Lease except incident to a termination provided for herein; and

     (d) that Lessee shall provide to the Holder copies of all notices alleging Lessor defaults hereunder, and shall afford the Holder a reasonable time to cure any such defaults prior to exercising any rights or remedies available to Lessee.

SECTION 9. NON DISTURBANCE. Lessor shall use best efforts to obtain a non-disturbance agreement from all mortgage holders on the Premises in a form reasonably satisfactory to Lessee.

SECTION 10. WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any provision, condition or agreement contained in this Lease to be performed by the other shall ever be deemed to be a waiver of such provision as to any subsequent event constituting nonperformance or observance by such party.

SECTION 11. SELF HELP. If Lessee shall default in the performance or observance of any agreement, condition or other provision in this Lease contained on its part to be performed or observed and shall not cure such default within ten days after notice in writing from Lessor specifying the default (or, in the event such default shall require more than thirty days to be cured, if the Lessee shall not, within said period, commence to cure such default and thereafter, with due diligence, prosecute the curing of such default to completion), Lessor may, at its option, without waiving any claim for breach of agreement, at any time thereafter, cure such default for the account of Lessee, and Lessee shall reimburse Lessor for any amount paid and any expense of contractual liability so incurred, including reasonable attorneys' fees.

Lessor may cure the default of Lessee prior to the expiration of such waiting period, but after notice, which notice need not be in writing if confirmed forthwith by notice in writing to Lessee, if it is necessary to protect the Premises or the interest of Lessor therein, or to prevent injury or damage to persons or property. Any amount payable by Lessee to Lessor pursuant to the provisions of this Section shall be paid as part of and at the time for payment of the next installment of rent first coming due after receipt of a bill for such amount from Lessor.

SECTION 12. EXCULPATION. Except as otherwise expressly provided in this Lease, this Lease and the obligations of Lessee to pay rent hereunder and perform all other covenants, agreements, terms, provisions and conditions hereunder on the part of Lessee to be performed shall in no way be affected, impaired or excused because Lessor is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Lessor is prevented or delayed from doing so by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Lessor's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by any reason of any rule, order or relation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each instance of inability of Lessor to perform, Lessor shall exercise reasonable diligence to eliminate the cause of such inability to perform and shall notify Lessee of its inability to perform.

SECTION 13. QUIET ENJOYMENT. Lessor covenants that upon paying the Base Rent and Additional Rent, if any, and observing and keeping all covenants, agreements and conditions applicable to it under this Lease, Lessee shall peaceably and quietly have, hold and enjoy the Demised Premises, without hindrance or molestation from Lessor or anyone claiming by, through or under Lessor.

SECTION 14. EXISTING OCCUPANCY. In the event, Lessor occupies greater square footage than outlined in Article I, Sections 2. and 3. of this Lease, such excess occupancy shall be treated as a "tenancy-at-will" which may be terminated by either party upon thirty (30) days Notice. All tenant-at-will space shall be billed in accordance with the same economic terms as the Demised Premises. During the time such tenancy-at-will occupancy exists, the definition of "pro-rata" under Article VI, Section 4. shall be interpreted to include such "at-will" occupancy.

SECTION 15. YIELD UP. Lessee covenants to peacefully yield up and surrender the Demised Premises upon the termination of this Lease in good order, repair and condition, and in repair similar to the repair of the Demised Premises as of the Commencement Date of this Lease, reasonable wear and tear excepted, and to remove all Lessee's property and all alterations and additions required to be removed under the provisions hereof.

SECTION 16. LESSOR'S ENTRY. Lessee covenants to permit the Lessor or its agents to enter the Demised Premises upon reasonable advance notice or at any time in the event of a bona fide emergency for the purpose of inspections and exercising any rights in carrying out any obligations it may have under this Lease and to show the Demised Premises to prospective Lessees during the twelve
(12) months prior to the expiration of the Term and during other periods of time as Lessee and Lessor may agree.

SECTION 17. MECHANIC'S AND OTHER LIENS. The Lessor shall not be liable for any labor or materials furnished, or to be furnished directly to Lessee upon credit and no mechanic's liens or other lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of Lessor in and to the Premises. Lessor further agrees to indemnify Lessor against any and all reasonable costs, damages and expenses it may suffer on account of the same. Lessee shall cause the same to be removed or dissolved by bond.

SECTION 18. BROKER. The Lessor and Lessee each represent and warrant that they have not directly or indirectly dealt with any broker and that no commission is due anyone as a result of this transaction.

SECTION 19. SIGNAGE. Lessor shall provide building standard identification for Lessee on the main entry sign for the Premises and at any directory signs and/or directional signs located elsewhere on the Premises. Furthermore, Lessor grants Lessee the right to install signage at Lessee's sole cost and expense on the roof or facade of the Demised Premises provided, however, Lessor must provide written consent prior to installation of any such signage and such signage conforms to all applicable laws.

SECTION 20. AMENDMENTS. This document shall become effective and binding only upon the execution and delivery hereof by both Lessor and Lessee. All negotiations, considerations, representations and understandings between Lessor and Lessee are incorporated herein and this Lease may be modified or altered only by agreement in writing between Lessor and Lessee.

SECTION 21. PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation or construction of the meaning of the provisions of this Lease.

SECTION 22. GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

     WITNESS the execution hereof, under seal, in any number of counterpart copies, each of which counterpart copies shall be deemed an original for all purposes, as of the day and year first above written.

                                     RJR VENTURES LIMITED PARTNERSHIP
                                     By Cornerstone Corporation
                                        General Partner


                                     By /s/ Paul E. Tryder
                                       ------------------------------------
                                       Paul E. Tryder, President

                                     WANG LABORATORIES, INC.


                                     By /s/ Albert Notini
                                       ------------------------------------
                                       Duly Authorized

                                      LEASE

     This Lease made and entered into as of the 1st day of July, 1998 by and between RJR VENTURES LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 725 Canton Street, Norwood, Massachusetts (hereinafter called the "Lessor" which term shall include its successors and assigns where the context so admits)

     and

     WANG LABORATORIES, INC., a Delaware corporation, having its principal place of business at 600 Technology Drive, Billerica, Massachusetts 01821 (hereinafter called the "Lessee" which term shall include its successors and assigns where the context so admits)

     WHEREAS, the Lessor is the owner of a certain parcel of land (the "Site") situated in Tewksbury, Massachusetts, containing approximately 84.3 acres and more particularly described in Exhibit A attached hereto, together with eight buildings thereon having an aggregate of 755,000 square feet of area, parking areas and other improvements (the Site and all said improvements being herein described as the "Premises");

     and

     WHEREAS, Lessor and Lessee desire to enter into a lease of a part of the Premises (the "Demised Premises")

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, the parties hereto hereby agree as follows:

                              W I T N E S S E T H:

                                    ARTICLE I

                                    PREMISES

SECTION 1. Lessor, for and in consideration of the rents to be paid and obligations to be performed by the Lessee, does hereby demise and lease to the Lessee, and the Lessee does hereby take and hire, upon and subject to the terms and conditions set forth herein the Demised Premises.

SECTION 2. The Demised Premises consist of approximately 84,000 square feet of space in Buildings Nos. 5 and 6 all as shown on the plans attached hereto as Exhibit B. The Lessee shall have the right, in common with other tenants at the Premises, to use the driveways and parking areas. Lessee shall be entitled to 3 parking spaces per 1,000 of space during the term of this Lease.

SECTION 3. Lessor shall have the right at Lessor's sole expense to alter or relocate the access road and ways to the Demised Premises as well as parking for the Demised Premises, provided that any relocated entry roadway is of the same width and the same standards as the present roadway. The Lessee shall have the non-exclusive right to use either the now existing or relocated roadways for access to the Demised Premises. Lessor agrees to use reasonable efforts not to interfere with or relocate all parking space presently designated for Lessee's specific use.

                                   ARTICLE II

                                      TERM

SECTION 1. The Term of this Lease shall commence as of 12:01 A.M. on July 1, 1998 (the "Commencement Date") and expire at midnight June 30, 2006 (the "Initial Term").

                                   ARTICLE III

                            OPERATION OF THE PREMISES

SECTION 1. Lessor and its agents and employs agree to manage and operate the Premises in a manner consistent with proper professional management and operation of similar facilities including, without limitation, providing for the operation, cleaning, maintenance, landscaping, repair, replacement and upkeep of the Premises necessary to keep the Premises in reasonably good working order, repair, appearance and condition and providing heating, ventilating and air conditioning and building and grounds maintenance and repair.

                                   ARTICLE IV

                                 USE OF PREMISES

SECTION 1. The Lessee shall have the right to use the Demised Premises only for warehouse, storage, data center, research and development, systems integration, office uses and for any uses ancillary or incident to such foregoing uses and for no other purpose or purposes whatsoever. The Demised Premises shall be used only in compliance with applicable laws and only if and to the extent the Lessee has obtained and maintained all licenses and permits which may be necessary for its use.

SECTION 2. The Lessee shall not use or occupy or permit the Demised Premises to be used or occupied, nor do or permit anything to be done in or on the Demised Premises or any part thereof, in a manner that would in any way violate any certificate of occupancy affecting the Demised Premises or make void or voidable any insurance then in force with respect thereto, or that may make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by the Lessee, or that will cause or be likely to cause structural injury to the Demised Premises, or that will constitute a public or private nuisance or waste.

SECTION 3. The Lessee further agrees that it shall not use (other than incidental to its use of the Demised Premises and only if in compliance with applicable laws and after Lessee notifies

Lessor thereof) or dispose of any hazardous substance on the Premises and shall promptly notify the Lessor of any filing or notice, claim or action, pending or threatened, by any governmental agency having jurisdiction over the Premises on account of any hazardous materials or substances. In the event any liability or cost is imposed upon or incurred by the Lessor pursuant to the provisions of Massachusetts General Laws, Chapter 21E or any other federal, state or local law governing hazardous waste or substances as a result of the Lessee's breach of the provisions hereof, the Lessee agrees to be solely responsible for all costs of removal, clean up fees and fines or remediation associated therewith including all of Lessor's costs related to or incurred and to fully indemnify and hold the Lessor harmless from actual losses, costs and claims, including the defense thereof, suffered by the Lessor. This indemnity shall expressly survive the termination of this Lease.

                                    ARTICLE V

                                      RENT

SECTION 1. Beginning with the Commencement Date, during the Initial Term of this Lease, the Lessee covenants and agrees to pay the Lessor annual rent in the amount of $6.25 per square foot (the "Base Rent") which equals Five Hundred Twenty Five Thousand ($525,000.00) Dollars annually.

SECTION 2. Base Rent shall be payable in equal monthly installments in advance by the fifth day of each calendar month occurring during the term of this Lease. In the event that the Commencement Date is other than the first day of a calendar month, the rent payment for such fraction of a calendar month shall be prorated on a daily basis and paid at the Commencement Date.

SECTION 3. All payments of rent shall be made by the Lessee, without offset, deduction or demand therefor, to the Lessor at 725 Canton Street, Norwood, Massachusetts 02062, or to such other place as the Lessor may, from time to time, designate in writing.

SECTION 4. No payment by the Lessee or receipt by the Lessor of a lesser amount than the monthly rent called for by this Lease shall be deemed other than a payment on account of the earliest rent due, nor shall any endorsement or statement on any check or on any letter accompanying any check or payment as rent be deemed an accord and satisfaction and the Lessor may accept such check or payment without prejudice to its right to recover the balance of the rent or to pursue any other remedy provided for in this Lease.

SECTION 5. In addition to the Base Rent, Lessee shall pay additional rent as hereinafter provided in Articles VI, VII, and VIII, and in no event shall the Lessor be liable for, or be obliged to incur any operating expense with respect to the Demised Premises, except as in this Lease expressly provided.

SECTION 6. The above sections 1-5 notwithstanding, the Lessor has agreed to waive payment of Base Rent for period of six and one half (6.5) months. Base Rent shall commence as of 12:01 A.M. on January 15, 1999. All other payments of additional rent as hereinafter provided shall be due and payable as expressly provided within this Lease.

                                   ARTICLE VI

                       ADDITIONAL RENT: REAL ESTATE TAXES

SECTION 1. Lessor agrees to pay when due all Impositions and provide Lessee with evidence of payment; provided Lessee covenants, and agrees to pay 30 days before due, as additional rent, throughout the term of this Lease, its pro rata share (as that term is hereinafter defined) of any and all taxes, assessments (including, but not limited to, all assessments for public improvements or benefits, payable during the term of this Lease), water, sewer and other rents, rates and charges, charges for public utilities, excises, levies, licenses and permit and inspection fees and other governmental charges general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time during the term of this Lease are assessed, levied, confirmed, imposed upon, or grow or become due or payable out of or in respect of, or become a lien on (a) the Premises, or (b) the buildings and improvements from time to time on the Premises or (c) the Base Rent, any additional rent reserved or payable hereunder or any other sums payable by the Lessee hereunder relating to the Premises, or (d) this Lease or the leasehold estate hereby created or which arise in respect of the operation, possession, occupancy or use of the Premises, the improvements thereon or any part of any of them (all of which taxes, assessments, charges, interest, penalties or like charges are sometimes hereinafter referred to collectively as "Impositions" and individually as an "Imposition"); provided, however, that:

     (i) If, by law, any Imposition is or may be payable, at the option of the taxpayer, in installments, the Lessee may pay such Imposition in installments and shall pay each such installment as the same respectively become due and before any fine, penalty, further interest or cost may be added thereto.

     (ii) Impositions, whether or not a lien upon the Premises, shall be apportioned between Lessor and Lessee at the beginning of the term of this Lease.

SECTION 2. Nothing herein contained shall require the Lessee to pay income taxes assessed against the Lessor or any capital levy, corporation franchise, excess profits, estate, succession, inheritance or transfer taxes of the Lessor, unless such taxes are imposed or levied upon or assessed as a total or partial substitute for, or in lieu of, any other Imposition required to be paid by the Lessee pursuant to this Article VI, in which event, the same shall be deemed Impositions and shall be paid by the Lessee; provided, however, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on the Lessor a capital levy, gross receipts or other tax on the rents received therefrom and/or a franchise tax or an assessment, levy or charge measured by or based, in whole or in part, upon such rents, the Premises (including but not limited to the acquisition, leasing, use or value thereof), or the present or any future improvements on the Premises or on the construction thereof and/or measured in whole or in part by Lessor's income from the Premises, then all such taxes, assessments, levies and charges, or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof, but only to the extent that such taxes would be payable if the Premises were the only property of the Lessor, and shall pay the same as herein provided in respect of the payment of Impositions. The Lessor shall have the right, at the Lessor's option and as a condition of this Lease to require the Lessee to: (i) promptly deposit with Lessor funds for the payment of current Impositions required to be paid by Lessee hereunder; and
(ii) also deposit one-twelfth (1/12th) of the current annual Impositions or those of the preceding years, if the current amounts thereof have not been fixed, on the first day of each month in advance, except that all additional funds required for any payments thereof shall also be deposited as aforesaid on the first day of the month preceding the date on which a payment is due and payable without interest or penalty. Any deposits so received by Lessor shall be held and applied to the payment of such Impositions, but in no event shall the Lessee be entitled to receive interest upon, or any payments on account of earning or profits derived from such payments by Lessee to Lessor.

SECTION 3. The Lessee shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith. Lessee will pay and save Lessor harmless against any and all losses, judgments, decrees and costs (including all attorneys' fees and expenses) in connection with any such contest and will, promptly after the final settlement, compromise or determination of such contest, fully apply and discharge the amounts which shall be levied, assessed, be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, or may direct Lessor to pay out of such deposits, the amount of such Impositions so due and payable; and, upon such payment, Lessor shall return, with such interest as shall have accrued thereon, the balance, if any, of the amount deposited with it with respect to such Impositions as aforesaid. If, at any time during the continuance of such proceedings, Lessor shall deem the amount deposited or the security posted, as aforesaid, insufficient, Lessee shall, upon demand, make an additional deposit or provide additional security satisfactory to Lessor of such sums as Lessor may require reasonably, and upon failure of Lessee to do so, the amount theretofore deposited or the security posted may be applied by Lessor to the payment, removal and discharge of such impositions, and the interest and penalties in connection therewith, together with any costs, fees or other liability accruing in any such proceedings, with only the balance, if any, being returned to Lessee.

SECTION 4.     Whenever the terms "pro-rata" or "pro-rated" appear in
Article VI, VII and VIII of this Lease, either of these terms shall mean the result of dividing the number of square feet in the Demised Premises by the total number of square feet in all of the buildings on the Site. At the Commencement Date, it is hereby agreed that the result of such calculation for the Demised Premises is 8.99%.G22

                                   ARTICLE VII

                           ADDITIONAL RENT: INSURANCE

SECTION 1. LIABILITY INSURANCE. Lessee shall maintain at all times commercial general liability insurance, with "Broad Form" endorsement insuring the indemnity hereafter set forth, for the benefit of Lessor and Lessee, and naming Lessor as an additional insured, against all claims for bodily injury, personal injury, death and Property damage in or about the Premises (including the sidewalks, driveways, parking lot, and curbs adjacent thereto) limits not less than Five Million Dollars ($5,000,000.00) in the event of bodily injury or death of any number of persons in any one accident and at any one location and Property damage coverage of not less than One Million Dollars ($1,000,000.00), or Five Million Dollars ($5,000,000.00) combined single limits bodily injury and property damage coverage on an occurrence basis. The limits of said policy shall be increased from time to time to meet changed circumstances at Lessors request, including, but not limited to, changes in purchasing power of the dollar.

SECTION 2. PROPERTY INSURANCE. At all times, Lessor shall maintain or cause to be maintained the insurance below described for the benefit of Lessor and Lessee, against the following risks:

     (a) Loss or damage from all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and such other risks as may be embraced within the form of extended coverage insurance, with "comprehensive special" form including endorsement, sprinkler leakage, insuring, at all times, the full replacement cost of any buildings and improvements from time to time erected on the Premises, including all Lessee Improvements. Lessor specifically agrees that the insurance policy shall contain an endorsement or appropriate provision which specifically states that the amount of coverage shall at all times be for the actual full replacement cost of the buildings and other improvements on the replacement cost of the Property, regardless of the stated dollar amount of the policy. If any of the risks covered by the currently employed customary comprehensive general endorsement on fire policies are hereafter excluded from such endorsement, but are insurable nevertheless by separate policies regularly issued by fire or casualty companies doing business in the State of Massachusetts, then the reference above to "risks as may be embraced within the standard form of extended coverage insurance" includes insurance coverage by such separate policy of Policies;

     (b) Loss or damage by explosion of steam boiler, air conditioning equipment, pressure vessels, miscellaneous similar apparatus, or similar apparatus, now or hereafter installed on the Premises in such limits with respect to any one accident as may reasonably be determined by Lessor from time to time, but not less than the full replacement cost of any buildings and improvements from time to time erected on the property;

     (c) Such other insurance and in such amounts as may from time to time be reasonably determined to be necessary by Lessor;

     (d) Lessee shall pay within thirty (30) days of receipt of invoice, its pro-rata share of all insurance required by this Section 2.

SECTION 3. WAIVER OF SUBROGATION. Lessor and Lessee, on behalf of themselves and their respective insurers, hereby waive all causes of action and rights of recovery against the other and each of their respective officers, employees and agents, for any loss occurring to the property of either of them, regardless of cause or origin. Lessor and Lessee agree that all insurance policies presently existing or obtained after the date hereof shall include a clause or endorsement to the effect that such policies shall not be invalidated nor shall the right of the insured to recover thereunder be impaired as a result of the denial to the insurers of all rights of subrogation against the other party on the basis of the foregoing waiver.

SECTION 4. LIABILITY INSURANCE. Lessor and Lessee shall each procure and maintain in effect at all times during the Term comprehensive general liability insurance with a combined single limit of liability of at least $2,000,000. Lessor and Lessee shall furnish certificates of such insurance to the other promptly upon receipt of written request therefor.

SECTION 5. WORKER'S COMPENSATION. Lessee shall maintain at all times Worker's Compensation insurance covering all persons employed by it in the conduct of its business on the Premises.

SECTION 6.     POLICIES.

     (a) All Policies shall name Lessee as the insured, and naming Lessor as an additional insured, as their respective interest may appear, but subject, nevertheless to loss payee provisions and provisions relative to disposition of insurance proceeds to a Mortgagee, as stated below. Except for the payment of proceeds to a Mortgagee as provided below, all insurance proceeds shall be payable to Lessor and/or Lessee as their respective interests may appear.

     (b) All insurance shall be effected by valid and enforceable policies issued by insurers of responsibility and licensed to do business in the State of Massachusetts, holding a General Policyholders' Rating of A or better and a financial category of XII or better as set forth in the most current issue of Best's Insurance Guide. Lessee shall deliver to Lessor and the Mortgagee, if any, copies of all Policies of insurance required to be provided by Lessee hereunder, or certificates from the insurance company evidencing the existence and amounts of all insurance required to be carried by Lessee hereunder. All such Policies shall contain agreements by the insurers that (i) no act or omission by Lessee or Lessor shall impair or affect the rights of any insured to receive and collect the proceeds of the Policy (i.e., a cross liability endorsement); (ii) such policy shall not be canceled except upon thirty (30) days prior written notice to each named insured and loss payee; and (iii) the coverage afforded thereby shall not be affected by the performance of any work in or about the Premises. In addition, all policies shall contain endorsements that the rights of the assured to receive and collect proceeds shall not be diminished because of any additional insurance carried by Lessee or Lessor on their own accounts.

SECTION 7. INCLUSION OF MORTGAGEE AS LOSS PAYEE. Subject to the provisions hereinafter set forth in this section, the policies provided shall also provide, if required by either party hereto, for any loss to be payable to any Mortgagee as the respective interest of such party may appear, pursuant to a standard mortgagee clause or endorsement, provided, however, that such Mortgagee must agree that any insurance proceeds received by such party shall be made available for restoration of the improvements, or equivalent improvements, to at least the condition of said improvements prior to the casualty giving rise to the payment of such proceeds of said lender. The loss shall be adjusted with the insurance companies by Lessor.

SECTION 8. CONSENT TO BLANKET INSURANCE POLICY. Nothing in this Lease shall prevent Lessee from carrying insurance of the kind required of Lessee under a blanket insurance policy or policies which cover other properties owned or operated by Lessee as well as the Premises. Any such policy for Property Insurance must contain, as respects the Premises, an endorsement specifically covering the Premises for the types of insurance and in the amounts required hereunder.

SECTION 9. INDEMNITY. a) Indemnity by Lessee. Lessee does hereby indemnify and agree to forever save and hold harmless Lessor, and Lessor's interest in the Premises and this Lease from and against any and all damages, claims, losses, demands, costs, expenses (including attorneys' fees and costs), obligations, liens, liabilities, actions and causes of action which Lessor may suffer or incur arising directly or indirectly from this Lease, from Lessee's use of the Demised Premises, from the conduct of Lessee's business, from any activity, work or things done, permitted or suffered by Lessee in or about the Premises, from Lessee's non-observance or nonperformance of any law, ordinance or regulations, or from any negligence of Lessee or any of Lessee's agents, contractors, employees, guests, licensees and invitees, but not including any liability resulting from any acts or omissions of negligence or willful misconduct of Lessor, its agents, employees, or contractors. Lessee further agrees that in case of any such claim, demand, action or proceeding against Lessor, Lessee, upon notice from Lessor, shall defend Lessor at Lessee's expense by counsel reasonably satisfactory to Lessor. In the event Lessee does not provide a defense against any and all such claims, demands, liens, liabilities, actions or causes of action, threatened or actual, then Lessee shall, in addition to the above, pay Lessor the attorneys' fees, legal expenses and costs incurred by Lessor in providing such defense, and Lessee agrees to cooperate with Lessor in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Lessor.

     b) Indemnity by Lessor. Lessor agrees to indemnify, defend and hold Lessee harmless from and against any loss, cost, liability, damage or expense including, without limitation, reasonable attorney's fees, incurred in connection with or arising from (i) any cause whatsoever in or on the common areas of the Building (any portion of the Building except the Demised Premises) including without limitation, the negligence of Lessor or its employees, agents or contractors, other than the act or omission of Lessee, or (ii) the negligence or intentional acts of Lessor or its employees, agents or contractors in or on the Premises.

SECTION 10. EXEMPTION OF LESSOR FROM LIABILITY. Except for any liability resulting from negligence or willful misconduct of Lessor, its agents, employees, or contractors, or except as otherwise provided in the Lease, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damages to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents, or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or from other sources or places, regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee.

                                  ARTICLE VIII

                      ADDITIONAL RENT - OPERATING EXPENSES

SECTION 1. During the Term of this Lease, the Lessee covenants and agrees to pay, as additional rent, the Lessee's pro-rata share of Operating Expenses. The term "Operating Expenses" as used herein, shall specifically exclude real estate taxes, and insurance as governed by Article VI and Article VII of this Lease, "Operating Expenses" shall include Lessor's costs or expenses incurred for the operation, cleaning, maintenance, landscaping, repair, replacement and upkeep of the Premises necessary to keep the Premises in reasonably good working order, repair, appearance and condition; all costs, including reasonable management fees charged for properties of similar size and occupancy, material and equipment costs, for cleaning and janitorial service, all costs related to provision of heat, air conditioning, water, sewerage and other utilities (exclusive of reimbursement to Lessor for any of the same received as a result of direct billing to other tenants); payments under service contracts; all compensation, fringe benefits, payroll taxes, and worker's compensation insurance premiums related to employees for the purpose of the maintenance and upkeep of the Premises, but shall exclude the cost of repairs or replacements that are of a capital nature. The parties intend that Lessee furnish its own ordinary operating services for the Demised Premises. In the event Lessor is asked or required to provide these operating services, Lessee agrees to pay monthly estimated charges in advance subject to year end reconciliation. Lessee shall have the right to perform a review of Lessors operating expense calculations; and Lessor shall make all material available for Lessee's inspection. The foregoing not withstanding, If at any time during the Term hereof, the number of square feet in all of the buildings on the Site shall change, the Lessee's share of operating expenses shall be correspondingly adjusted.

                                   ARTICLE IX

                            CONDITION OF THE PREMISES

SECTION 1. Lessor agrees, at its expense, to cause the roof and all structural components of the Buildings, all common areas, and the building systems serving the Demised Premises (including without limitation, the electric, plumbing, heat, fire, safety, and HVAC systems) to be in good operating condition and working order and in compliance with all applicable codes and regulations (including without limitation, the Americans with Disabilities Act) as of the date of this Lease. Lessee agrees that, subject to the above statement, as of the date hereof, the Demised Premises are being leased to the Lessee in "as is" condition, without representation or warranty of any kind as to its state of repair or condition or compliance with applicable laws. The Lessee acknowledges its occupancy under a prior lease and its familiarity with the Premises. The Lessee agrees to maintain the Demised

Premises in substantially their present condition taking into account its uses on the date hereof and in full compliance with applicable laws throughout the term of this Lease, reasonable wear and use, fire and casualty and condemnation only excepted. All work performed by the Lessee shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances and regulations relative thereto. The Lessee further agrees that the Demised Premises shall be kept and maintained throughout the term of this Lease in compliance with all laws, ordinances, rules and regulations of any duly constituted governmental authority having jurisdiction over the Premises. The Lessee shall not permit or commit any waste. The cost of capital repairs and capital replacement, not resulting from Lessee's alterations, shall be the obligation of Lessor.

                                    ARTICLE X

                                   ALTERATIONS

SECTION 1. The Lessee shall not make any alterations with a cost in excess of $10,000 to the Demised Premises without the Lessor's prior written consent. The foregoing not withstanding any alterations which impact any party wall or penetrate the roof shall require Lessor's prior express written consent. All alterations made shall remain on and be surrendered with the Demised Premises on the expiration or termination of this Term. Upon termination of this Lease, at the option of the Lessor with respect to Alterations for which consent was not required, the Lessee will restore the Demised Premises to the condition they were in prior to any alterations and with respect to Alterations for which consent was required, Lessee will so restore if Lessor so specified in the terms of its consent.

SECTION 2. LESSOR'S RIGHT TO MAKE ALTERATIONS. Lessor reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Lessee therefor to make such changes, alterations, improvements, repairs or replacements in or to the Demised Premises provided, however, that there be no unreasonable obstruction of the right of access to or unreasonable interference with the use and enjoyment of, the Premises by Lessor.

                                   ARTICLE XI

                               DAMAGE: DESTRUCTION

SECTION 1. If at any time during the Term (i) more than twenty-five percent (25%) of the Demised Premises are damaged or destroyed by fire or other casualty, or (ii) any portion of the Demised Premises is so damaged or destroyed and such damage or destruction materially affects Lessee's ability to conduct normal business operations in the Demised Premises and such damage cannot reasonably be expected to be repaired within ninety (90) days, then

Lessee may elect to terminate the Lease by so notifying the other within thirty
(30) days after the date of the damage or destruction, specifying a date for termination that shall be not less than thirty (30) days from the date of such notice. If at any time during the Term (i) more than thirty-five percent (35%) of the Buildings or 35% of the Demised Premises are damaged or destroyed by fire or other casualty, or (ii) any portion of the Building or Demised Premises is so damaged or destroyed and such damage or destruction materially affects Lessee's ability to conduct normal business operations in the Demised Premises and such damage cannot reasonably be expected to be repaired within ninety (90) days, then Lessor may elect to terminate the Lease by so notifying the Lessee within thirty (30) days after the date of the damage or destruction, specifying a date for termination that shall be not less than thirty (30) days from the date of such notice. If neither Lessor nor Lessee so elect to terminate this Lease, or if less than thirty five percent (35%) of the Building of Demised Premises is damaged by such fire or other casualty, then Lessor shall promptly commence to repair and restore the Building and the Demised Premises to their condition immediately prior to such fire or casualty except that Lessor shall not be required to repair or restore alterations and additions to the Premises made by Lessee in accordance with the provisions of Article X hereof except to the extent insurance proceeds are available therefor. Upon completion of such restoration, the Lessor shall be entitled to all insurance proceeds payable under any casualty policy maintained as required by the provisions of
Article VII hereof. If existing laws do not permit the restoration, either party shall have the right to terminate this Lease by written notice to the other party. An equitable abatement of rent shall apply commencing upon the date of any such casualty and continue until repair or termination in accordance with the terms of this Lease.

                                   ARTICLE XII

                                 EMINENT DOMAIN

SECTION 1. In the event that 50% or more of the total number of square feet in the Demised Premises shall be condemned or taken for public or quasi public use, the Lessee may elect to terminate this Lease. If the Lessee elects to terminate this Lease, it must exercise its right to terminate by giving written notice to the Lessor within thirty (30) days after the nature and extent of the taking have been finally determined. If the Lessee elects to terminate this Lease as provided herein, the Lessee shall also notify the Lessor of the date of termination which date shall be not earlier than thirty (30) days after the Lessee has notified the Lessor of its election to terminate; provided, however, that this Lease shall terminate on the date of the taking of the date if the taking falls on a date prior to the date of termination as designated by the Lessee. If the Lessee does not elect to terminate this Lease within the thirty
(30) day period, this Lease shall continue in full force and effect except that Base Rent and additional rent shall be reduced pursuant to Section 2 hereof.

SECTION 2. In the event that any portion of the Demised Premises is taken by condemnation and this Lease remains in full force and effect, on the date of the taking, the Base Rent and all additional rent shall be reduced by an amount that is in the same ratio to the Base Rent and additional rent as the total number of square feet in the Demised Premises taken bears to the total number of square feet in the Demised Premises immediately prior to the date of the taking.

SECTION 3. The Lessor shall be entitled to the entire award resulting from any such condemnation or taking, including, without limitation, any portion of the award attributable to the value of the leasehold estate created by this Lease, provided, however, that the Lessee shall be entitled to any portion of any award attributable to the Lessee's personal property or fixtures, or specifically attributable to its relocation expenses or the interruption or damage to its business.

                                  ARTICLE XIII

                                    UTILITIES

SECTION 1. The Lessor shall provide and the Lessee shall pay for all of its requirements for utilities for the Demised Premises including, but not limited to, gas, steam, water, electricity, telephone, sewer and the like. Lessor shall have absolute and final right to negotiate with utility suppliers.

                                   ARTICLE XIV

                                     DEFAULT

SECTION 1.     The following occurrences are "events of default":

     (a) The Lessee defaults in the due and punctual payment of Base Rent and Additional Rent and such default continues for ten (10) days after receipt of notice from the Lessor; provided, however, that the Lessee will not be entitled to more than one (1) notice of default in payment of rent during any twelve month period, and if, within twelve (12) months after any such notice, any rent is not paid when due, the grace period shall be shortened to five (5) days after receipt of notice from Lessor.

     (b) Lessee breaches any of the other agreements, terms, covenants, or conditions which this Lease requires Lessee to perform, and such breach continues for a period of thirty (30) days after notice by Lessor to Lessee provided that if any breach cannot reasonably be cured within said thirty (30) days, then no event of default shall exist so long as Lessee has commenced to cure the

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          failure within said thirty (30) days and diligently prosecutes the curing thereof.

SECTION 2. If an Event of Default shall occur, Lessor may, at its option, give to the Lessee a notice terminating this Lease upon a date specified in such notice which date shall be not less than three (3) business days after the date of receipt by the Lessee of such notice and upon the date specified in said notice, the term and estate hereby vested in the Lessee shall cease and any and all other right, title and interest of Lessee hereunder shall likewise cease without further notice or lapse of time as fully and with like effect as of the term of this Lease had elapsed, but Lessee shall continue to be liable to Lessor as hereinafter provided.

SECTION 3. Upon any termination of this Lease as the result of an Event of Default, the Lessee shall quit and peaceably surrender the Demised Premises to the Lessor and, at any time after such termination, the Lessor may, without further notice, enter the Demised Premises and repossess the same by summary proceedings or other lawful means and may dispossess the Lessee and remove it and all claiming under it from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income from the same.

SECTION 4. At any time or from time to time after any such termination, Lessor shall use reasonable efforts to relet the Demised Premises or any part thereof, in the name of Lessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease term) and on such conditions (which may include concessions or free rent) as the Lessor, in its reasonable discretion, may determine and may collect and receive the rents therefor. Lessor shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting provided it has used its reasonable efforts as aforesaid. In the event of Lessee's default, Lessee shall be liable to Lessor for all expenses associated with reletting including, without limitation, legal fees and real estate broker's commissions.

SECTION 5. No such termination of this Lease shall relieve Lessee of its liability and obligations under this Lease and such liability and obligations shall survive any such termination as more particularly described below.

In the event of any such termination, the Lessee shall pay to the Lessor Base Rent and Additional Rent up to the date of termination. The Lessee shall also pay to the Lessor, on demand, at the Lessor's election, either

     (i) the amount by which, at the time of the termination of this Lease (or at any time thereafter if the Lessor shall have initially elected damages under subparagraph (ii) of this Section 5) (a) the aggregate of the rent due hereunder projected over the period commencing with such time and ending on the termination date of this Lease exceeds (b) the aggregate fair market rental value of the Demised Premises for such period; or

     (ii) amounts equal to the rent which would have been payable by Lessee had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the then scheduled termination date, provided, however, if Lessor shall re-let the Demised Premises during such period, that Lessor shall credit Lessee with the net rents received by Lessor from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Lessor from such re-letting the expenses reasonably incurred or paid by Lessor in terminating this Lease, as well as the reasonable expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, and all other similar and dissimilar reasonable expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (a) in no event shall Lessee be entitled to receive any excess of such net rents over the sums payable by Lessee to Lessor hereunder and (b) in no event shall Lessee be entitled in any suit for the collection of damages pursuant to this Subparagraph
          (ii) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Lessor prior to the commencement of such suit. If the Demised Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting. Lessor shall use reasonable efforts to re-let the Demised Premises.

SECTION 6. A suit or suits for the recovery of such damages, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing contained herein shall be deemed to require Lessor to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

Nothing herein contained shall be construed as limiting or precluding the recovery by Lessor against Lessee of any sums or damages to which, in addition to the damages particularly provided above, Lessor may lawfully be entitled by reason of any default hereunder on the part of Lessee.

SECTION 7. The specified remedies to which Lessor may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Lessor may at any time be lawfully entitled, and Lessor may invoke any remedy (including without limitation the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

                                   ARTICLE XV

                                LESSEE'S PROPERTY

SECTION 1. All Lessee's machinery, equipment, furniture, demountable partitions, and all other property of Lessee installed or located in the Demised Premises from time to time ("Lessee's Property") shall be and remain the property of Lessee. At any time during the term, Lessee may remove any of Lessee's Property from the Demised Premises. Upon the termination of this Lease, Lessee shall remove all Lessee's Property from the Demised Premises. If within ten (10) days after the termination of this Lease, Lessee has not removed all Lessee's Property from the Demised Premises, and Lessor desires to dispose of such remaining Lessee's Property, Lessor may notify Lessee that the remaining Lessee's Property must be removed whereupon Lessee shall remove the same forthwith, failing which Lessor may do so at Lessee's expense.

SECTION 2. Lessee's Property and all furnishings, fixtures, equipment, affects and property of those claiming by, through or under Lessee located in the Demised Premises shall be at the sole risk and hazard of Lessee, and if the whole or any part hereof shall be damaged or destroyed by fire, flood, the leakage or bursting of pipes, or by theft or by any other cause, no part of such damage shall be borne by Lessor.

SECTION 3. Upon the termination of this Lease, the Lessee will surrender the Demised Premises in good order and condition, ordinary wear and tear excepted. The Lessee will fully repair any damage occasioned by the removal of the Lessee's Property in accordance with the provisions of Section 1 hereof.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

SECTION 1. OPTION TO CANCEL: The Lessee shall have the right on January 14, 2004 to cancel this Lease. In order to exercise its right to cancel, the Lessee shall notify the Lessor in writing on or before July 1, 2003 and shall, at the time of giving such notice, pay to the Lessor a Termination Fee which shall be an amount equal to eighteen (18) months' Base Rent and Lessee's prorata share of real estate taxes and insurance for the same 18 month period multiplied by the number of square feet Lessee occupies under this Lease at the time such notice is given.

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

SECTION 2. COMMON AREAS. Lessor and Lessee agree that a portion of the Premises (not to exceed 5% of the total square feet in all the buildings on site) and the parking lots and all other land areas of the site shall be treated as common areas and Lessee shall pay its pro-rata share of all taxes, insurance and operating expenses related thereto.

SECTION 3. STATUS REPORT. The Lessor and Lessee agree at any time and from time to time, upon not less than thirty (30) days' prior written request by the other, to execute, acknowledge and deliver to the other a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the dates to which the Base Rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Section 1 may be relied upon by any prospective mortgagee or assignee of any mortgage on the Premises, or any portion thereof.

SECTION 4. PROVISIONS BINDING. The term "Lessor" wherever used in this Lease shall be deemed to mean the corporation, persons or other legal entity holding the rights of Lessor under this Lease at the time in question.

In addition, the Lessee specifically agrees to look solely to the Lessor's interest in the Premises for recovery of any monetary or other judgment from Lessor; it being specifically agreed that neither the Lessor nor anyone claiming under the Lessor shall ever be personally liable for any such judgment.

Except as set forth above, all of the covenants, agreements, stipulations, provisions, conditions, options and obligations herein expressed and set forth shall be considered as running with the land and shall (unless herein otherwise specifically provided) extend to, bind and inure to the benefit of, as the case may require, the successors and assigns of the Lessor and the Lessee, respectively or their successors in interest, as fully as if such words were written whenever reference to the Lessor and the Lessee occur in this Lease. The reference contained to successors and assigns of Lessee is not intended to constitute a consent to an assignment by the Lessee.

SECTION 5. NOTICES. Any and all notices, requests, designations, demands and the like, required to be given or served by the terms and provisions of this Lease, either by Lessor to Lessee, or by Lessee to Lessor, shall be in writing, and shall be sent by recognized overnight carrier or registered or certified mail, return receipt requested, addressed to the party intended to be notified:

Such Notice shall be sent,

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

in the case of the Lessor, to:

                        RJR Ventures Limited Partnership
                           c/o Cornerstone Corporation
                                725 Canton Street
                                Norwood, MA 02062
                            ATTENTION: Paul E. Tryder

with a copy to:

                              Barry Brown, Esquire
                           Mahoney, Hawkes & Goldings
                                  75 Park Plaza
                                Boston, MA 02116

and in the case of the Lessee, to:

                             Wang Laboratories, Inc.
                              600 Technology Drive
                                Mail Stop 01C-190
                            Billerica, MA 01821-4130
                             ATTENTION: Director of
                                        Corporate Real Estate

with a copy to:

                                 General Counsel
                             Wang Laboratories, Inc.
                              600 Technology Drive
                                Mail Stop 01C-190
                            Billerica, MA 01821-4130

or, in either case, to such other address or addresses as either party shall from time to time hereafter designate by like notice to the other. Notices shall be deemed to be effective upon delivery or tender of delivery.

SECTION 6. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

SECTION 7. RECORDING. Lessee shall have the right to record this Lease or a Notice of Lease.

SECTION 8. SUBORDINATION TO MORTGAGES. The Lessee agrees that upon the request of the Lessor it will subordinate this Lease to the lien of any mortgage or deed of trust that may now or hereafter exist for which the Demised Premises or Lessor's interest in this Lease is pledged as security, provided that the mortgagees or beneficiaries named in such mortgages or deeds of trust agree in writing to recognize the interest of Lessee under this Lease, agree that so long as Lessee shall perform its obligations under this Lease the rights of Lessee hereunder shall remain in full force and effect, and agree that they will not disturb Lessee's occupancy of the Demised Premises under this Lease in the event of foreclosure or other action taken under the mortgage or deed of trust if Lessee is not then in default. Lessee shall execute and deliver to Lessor all instruments Lessor reasonably deems necessary to evidence and give effect to any such subordination, provided that no such instrument shall alter any of the terms, covenants or conditions of this Lease.

SECTION 9. PROTECTION OF MORTGAGEE. If in connection with any mortgage by Lessor of the Demised Premises there shall be executed an assignment by Lessor of Lessor's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, Lessee agrees:

     (a) that the execution thereof by Lessor and the acceptance thereof by the mortgagee or assignee (herein referred to as the "Holder"), shall never be deemed an assumption by the Holder of any of the obligations of the Lessor hereunder, unless the Holder shall, by written notice sent to Lessee, specifically otherwise elect;

     (b) that except as aforesaid, the Holder shall be treated as having assumed Lessor's obligations hereunder only upon foreclosure of the Holder's mortgage or assignment and the taking possession of the Demised Premises or such portion thereof as may be covered thereby;

     (c) that Lessee shall execute such instruments as may be reasonably required to assure the Holder that without written consent of the
          Holder: (i) no rent shall be prepaid hereunder other than for the current and next ensuing month or as expressly set forth in this Lease; (ii) no modification shall be made in the provisions of this Lease; and (iii) this Lease shall not be terminated except as expressly provided herein, nor shall the Lessee accept a surrender of the Lease except incident to a termination provided for herein; and

     (d) that Lessee shall provide to the Holder copies of all notices alleging Lessor defaults hereunder, and shall afford the Holder a reasonable time to cure any such defaults prior to exercising any rights or remedies available to Lessee.

SECTION 10. NON DISTURBANCE. Lessor shall use best efforts to obtain a non-disturbance agreement from all mortgage holders on the

Premises in a form reasonably satisfactory to Lessee.

SECTION 11. WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any provision, condition or agreement contained in this Lease to be performed by the other shall ever be deemed to be a waiver of such provision as to any subsequent event constituting nonperformance or observance by such party.

SECTION 12. SELF HELP. If Lessee shall default in the performance or observance of any agreement, condition or other provision in this Lease contained on its part to be performed or observed and shall not cure such default within ten days after notice in writing from Lessor specifying the default (or, in the event such default shall require more than thirty days to be cured, if the Lessee shall not, within said period, commence to cure such default and thereafter, with due diligence, prosecute the curing of such default to completion), Lessor may, at its option, without waiving any claim for breach of agreement, at any time thereafter, cure such default for the account of Lessee, and Lessee shall reimburse Lessor for any amount paid and any expense of contractual liability so incurred, including reasonable attorneys' fees.

Lessor may cure the default of Lessee prior to the expiration of such waiting period, but after notice, which notice need not be in writing if confirmed forthwith by notice in writing to Lessee, if it is necessary to protect the Premises or the interest of Lessor therein, or to prevent injury or damage to persons or property. Any amount payable by Lessee to Lessor pursuant to the provisions of this Section shall be paid as part of and at the time for payment of the next installment of rent first coming due after receipt of a bill for such amount from Lessor.

SECTION 13. EXCULPATION. Except as otherwise expressly provided in this Lease, this Lease and the obligations of Lessee to pay rent hereunder and perform all other covenants, agreements, terms, provisions and conditions hereunder on the part of Lessee to be performed shall in no way be affected, impaired or excused because Lessor is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Lessor is prevented or delayed from doing so by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Lessor's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by any reason of any rule, order or relation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each instance of inability of Lessor to perform, Lessor shall exercise reasonable diligence to eliminate the cause of such inability to perform and shall notify lessee of its inability to perform.

SECTION 14. QUIET ENJOYMENT. Lessor covenants that upon paying the Base Rent and Additional Rent, if any, and observing and keeping all covenants, agreements and conditions applicable to it under this Lease, Lessee shall peaceably and quietly have, hold and enjoy the Demised Premises, without hindrance or molestation from Lessor or anyone claiming by, through or under Lessor.

SECTION 15. YIELD UP. Lessee covenants to peacefully yield up and surrender the Demised Premises upon the termination of this Lease in good order, repair and condition and in repair similar to the repair of the Demised Premises as of the Commencement Date of this Lease, reasonable wear and tear excepted, and to remove all Lessee's property and all alterations and additions required to be removed under the provisions hereof.

SECTION 16. LESSOR'S ENTRY. Lessee covenants to permit the Lessor or its agents to enter the Demised Premises upon reasonable advance notice or at any time in the event of a bona fide emergency for the purpose of inspections and exercising any rights in carrying out any obligations it may have under this Lease and to show the Demised Premises to prospective Lessees during the twelve
(12) months prior to the expiration of the Term and during other periods of time as Lessee and Lessor may agree.

SECTION 17. MECHANIC'S AND OTHER LIENS. The Lessor shall not be liable for any labor or materials furnished, or to be furnished to Lessee upon credit and no mechanic's liens or other lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of Lessor in and to the Premises. Lessee further agrees to indemnify Lessor against any and all reasonable costs, damages and expenses it may suffer on account of the same. Lessee shall cause the same to be removed or dissolved by bond.

SECTION 18. BROKER. The Lessor and Lessee each represent and warrant that they have not directly or indirectly dealt with any broker and that no commission is due anyone as a result of this transaction.

SECTION 19. SIGNAGE. Lessor shall provide building standard identification for Lessee on main entry sign for the Premises and at any directory signs and/or directional signs located elsewhere on the Premises. Furthermore, Lessor grants Lessee the right to install signage, at Lessee's sole cost and expense, on the roof or facade of the Demised Premises provided, however, Lessor must provide written consent (such consent not to be unreasonably withheld or delayed) prior to installation of any such signage.

SECTION 20. AMENDMENTS. This document shall become effective and binding only upon the execution and delivery hereof by both

Lessor and Lessee. All negotiations, considerations, representations and understandings between Lessor and Lessee are incorporated herein and this Lease may be modified or altered only by agreement in writing between Lessor and Lessee.

SECTION 21. PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation or construction of the meaning of the provisions of this Lease.

SECTION 22. GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

SECTION 23. Lessee shall not assign or sublet all or any portion of the Demised Premises without prior consent of Lessor, which consent shall not be unreasonably withheld or delayed; provided that no such consent shall be required by any assignment or sub-lease resulting by operation of law or to an entity that is controlled by controls or is under common control with Lessee. However, in no event shall Lessee be relieved of primary obligations under this Lease.

     WITNESS the execution hereof, under seal, in any number of counterpart copies, each of which counterpart copies shall be deemed an original for all purposes, as of the day and year first above written.

                                     RJR VENTURES LIMITED PARTNERSHIP
                                     By Cornerstone Corporation
                                        General Partner


                                     By /s/ Paul E. Tryder
                                        -----------------------------------
                                        Paul E. Tryder, President

                                     WANG LABORATORIES, INC.


                                     By /s/ Michael Farley
                                        -----------------------------------
                                        Duly authorized
                                        Michael Farley
                                        Director Corp Real Estate

                                      LEASE

     This Lease made and entered into as of the 1st day of May, 2000 by and between RJR VENTURES LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal place of business at 725 Canton Street, Norwood, Massachusetts (hereinafter called the "Lessor" which term shall include its successors and assigns where the context so admits)

     and

     GETRONICS WANG CO., a Delaware corporation, having its principal place of business at 600 Technology Drive, Billerica, Massachusetts 01821 (hereinafter called the "Lessee" which term shall include its successors and assigns where the context so admits)

     WHEREAS, the Lessor is the owner of a certain parcel of land (the "Site") situated in Tewksbury, Massachusetts, containing approximately 84.3 acres and more particularly described in Exhibit A attached hereto, together with eight buildings thereon having an aggregate of 755,000 square feet of area, parking areas and other improvements (the Site and all said improvements being herein described as the "Premises");

     and

     WHEREAS, Lessor and Lessee desire to enter into a lease of a part of the Premises (the "Demised Premises")

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, the parties hereto hereby agree as follows:

                              W I T N E S S E T H:

                                    ARTICLE I

                                    PREMISES

SECTION 1. Lessor, for and in consideration of the rents to be paid and obligations to be performed by the Lessee, does hereby demise and lease to the Lessee, and the Lessee does hereby take and hire, upon and subject to the terms and conditions set forth herein the Demised Premises.

SECTION 2. The Demised Premises consist of approximately 12,500 square feet of space in Buildings No. 2 all as shown on the plans attached hereto as Exhibit B. The Lessee shall have the right, in common with other tenants at the Premises, to use the driveways and parking areas. Lessee shall be entitled to 3 parking spaces per 1,000 of space during the term of this Lease.

SECTION 3. Lessor shall have the right at Lessor's sole expense to alter or relocate the access road and ways to the Demised Premises as well as parking for the Demised Premises, provided that any relocated entry roadway is of the same width and the same standards as the present roadway. The Lessee shall have the non-exclusive right to use either the now existing or relocated roadways for access to the Demised Premises. Lessor agrees to use reasonable efforts not to interfere with or relocate all parking space presently designated for Lessee's specific use.

                                   ARTICLE II

                                      TERM

SECTION 1. The Term of this Lease shall commence as of 12:01 A.M. on May, 1, 2000 (the "Commencement Date") and expire at midnight June 30, 2001 (the "Initial Term").

                                   ARTICLE III

                            OPERATION OF THE PREMISES

SECTION 1. Lessor and its agents and employs agree to manage and operate the Premises in a manner consistent with proper professional management and operation of similar facilities including, without limitation, providing for the operation, cleaning, maintenance, landscaping, repair, replacement and upkeep of the Premises necessary to keep the Premises in reasonably good working order, repair, appearance and condition and providing heating, ventilating and air conditioning and building and grounds maintenance and repair.

                                   ARTICLE IV

                                 USE OF PREMISES

SECTION 1. The Lessee shall have the right to use the Demised Premises only for storage, data center, research and development, systems integration, office uses and for any uses ancillary or incident to such foregoing uses and for no other purpose or purposes whatsoever. The Demised Premises shall be used only in compliance with applicable laws and only if and to the extent the Lessee has obtained and maintained all licenses and permits which may be necessary for its use.

SECTION 2. The Lessee shall not use or occupy or permit the Demised Premises to be used or occupied, nor do or permit anything to be done in or on the Demised Premises or any part thereof, in a manner that would in any way violate any certificate of occupancy affecting the Demised Premises or make void or voidable any insurance then in force with respect thereto, or that may make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by the Lessee, or that will cause or be likely to cause structural injury to the Demised Premises, or that will constitute a public or private nuisance or waste.

SECTION 3. The Lessee further agrees that it shall not use (other than incidental to its use of the Demised Premises and only if in compliance with applicable laws and after Lessee notifies Lessor thereof) or dispose of any hazardous substance on the Premises and shall promptly notify the Lessor of any filing or notice, claim or action, pending or threatened, by any governmental agency having jurisdiction over the Premises on account of any hazardous materials or substances. In the event any liability or cost is imposed upon or incurred by the Lessor pursuant to the provisions of Massachusetts General Laws, Chapter 21E or any other federal, state or local law governing hazardous waste or substances as a result of the Lessee's breach of the provisions hereof, the Lessee agrees to be solely responsible for all costs of removal, clean up fees and fines or remediation associated therewith including all of Lessor's costs related to or incurred and to fully indemnify and hold the Lessor harmless from actual losses, costs and claims, including the defense thereof, suffered by the Lessor. This indemnity shall expressly survive the termination of this Lease.

                                    ARTICLE V

                                      RENT

SECTION 1. Beginning with the Commencement Date, during the Initial Term of this Lease, the Lessee covenants and agrees to pay the Lessor annual rent in the amount of $6.50 per square foot (the "Base Rent") which equals Eighty-one Thousand Two Hundred Fifty ($81,250.00) Dollars Annually.

SECTION 2. Base Rent shall be payable in equal monthly installments in advance by the fifth day of each calendar month occurring during the term of this Lease. In the event that the Commencement Date is other than the first day of a calendar month, the rent payment for such fraction of a calendar month shall be prorated on a daily basis and paid at the Commencement Date.

SECTION 3. All payments of rent shall be made by the Lessee, without offset, deduction or demand therefor, to the Lessor at 725 Canton Street, Norwood, Massachusetts 02062, or to such other place as the Lessor may, from time to time, designate in writing.

SECTION 4. No payment by the Lessee or receipt by the Lessor of a lesser amount than the monthly rent called for by this Lease shall be deemed other than a payment on account of the earliest rent due, nor shall any endorsement or statement on any check or on any letter accompanying any check or payment as rent be deemed an accord and satisfaction and the Lessor may accept such check or payment without prejudice to its right to recover the balance of the rent or to pursue any other remedy provided for in this Lease.

SECTION 5. In addition to the Base Rent, Lessee shall pay additional rent as hereinafter provided in Articles VI, VII, and VIII, and in no event shall the Lessor be liable for, or be obliged to incur any operating expense with respect to the Demised Premises, except as in this Lease expressly provided.

                                   ARTICLE VI

                       ADDITIONAL RENT: REAL ESTATE TAXES

SECTION 1. Lessor agrees to pay when due all Impositions and provide Lessee with evidence of payment; provided Lessee covenants, and agrees to pay 30 days before due, as additional rent, throughout the term of this Lease, its pro rata share (as that term is hereinafter defined) of any and all taxes, assessments (including, but not limited to, all assessments for public improvements or benefits, payable during the term of this Lease), water, sewer and other rents, rates and charges, charges for public utilities, excises, levies, licenses and permit and inspection fees and other governmental charges general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time during the term of this Lease are assessed, levied, confirmed, imposed upon, or grow or become due or payable out of or in respect of, or become a lien on (a) the Premises, or (b) the buildings and improvements from time to time on the Premises or (c) the Base Rent, any additional rent reserved or payable hereunder or any other sums payable by the Lessee hereunder relating to the Premises, or (d) this Lease or the leasehold estate hereby created or which arise in respect of the operation, possession, occupancy or use of the Premises, the improvements thereon or any part of any of them (all of which taxes, assessments, charges, interest, penalties or like charges are sometimes hereinafter referred to collectively as "Impositions" and individually as an "Imposition"); provided, however, that:

          (i) If, by law, any Imposition is or may be payable, at the option of the taxpayer, in installments, the Lessee may pay such Imposition in installments and shall pay each such installment as the same respectively become due and before any fine, penalty, further interest or cost may be added thereto.

          (ii) Impositions, whether or not a lien upon the Premises, shall be apportioned between Lessor and Lessee at the beginning of the term of this Lease.

SECTION 2. Nothing herein contained shall require the Lessee to pay income taxes assessed against the Lessor or any capital levy, corporation franchise, excess profits, estate, succession, inheritance or transfer taxes of the Lessor, unless such taxes are imposed or levied upon or assessed as a total or partial substitute for, or in lieu of, any other Imposition required to be paid by the Lessee pursuant to this Article VI, in which event, the same shall be deemed Impositions and shall be paid by the Lessee; provided, however, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on the Lessor a capital levy, gross receipts or other tax on the rents received therefrom and/or a franchise tax or an assessment, levy or charge measured by or based, in whole or in part, upon such rents, the Premises (including but not limited to the acquisition, leasing, use or value thereof), or the present or any future improvements on the Premises or on the construction thereof and/or measured in whole or in part by Lessor's income from the Premises, then all such taxes, assessments, levies and charges, or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof, but only to the extent that such taxes would be payable if the Premises were the only property of the Lessor, and shall pay the same as herein provided in respect of the payment of Impositions. The Lessor shall have the right, at the Lessor's option and as a condition of this Lease to require the Lessee to: (i) promptly deposit with Lessor funds for the payment of current Impositions required to be paid by Lessee hereunder; and
(ii) also deposit one-twelfth (1/12th) of the current annual Impositions or those of the preceding years, if the current amounts thereof have not been fixed, on the first day of each month in advance, except that all additional funds required for any payments thereof shall also be deposited as aforesaid on the first day of the month preceding the date on which a payment is due and payable without interest or penalty. Any deposits so received by Lessor shall be held and applied to the payment of such Impositions, but in no event shall the Lessee be entitled to receive interest upon, or any payments on account of earning or profits derived from such payments by Lessee to Lessor.

SECTION 3. The Lessee shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith. Lessee will pay and save Lessor harmless against any and all losses, judgments, decrees and costs (including all attorneys' fees and expenses) in connection with any such contest and will, promptly after the final settlement, compromise or determination of such contest, fully apply and discharge the amounts which shall be levied, assessed, be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, or may direct Lessor to pay out of such deposits, the amount of such Impositions so due and payable; and, upon such payment, Lessor shall return, with such interest as shall have accrued thereon, the balance, if any, of the amount deposited with it with respect to such Impositions as aforesaid. If, at any time during the continuance of such proceedings, Lessor shall deem the amount deposited or the security posted, as aforesaid, insufficient, Lessee shall, upon demand, make an additional deposit or provide additional security satisfactory to Lessor of such sums as Lessor may require reasonably, and upon failure of Lessee to do so, the amount theretofore deposited or the security posted may be applied by Lessor to the payment, removal and discharge of such impositions, and the interest and penalties in connection therewith, together with any costs, fees or other liability accruing in any such proceedings, with only the balance, if any, being returned to Lessee.

SECTION 4.     Whenever the terms "pro-rata" or "pro-rated" appear in
Article VI, VII and VIII of this Lease, either of these terms shall mean the result of dividing the number of square feet in the Demised Premises by the total number of square feet in all of the buildings on the Site. At the Commencement Date, it is hereby agreed that the result of such calculation for the Demised Premises is .165%.

                                   ARTICLE VII

                           ADDITIONAL RENT: INSURANCE

SECTION 1. LIABILITY INSURANCE. Lessee shall maintain at all times commercial general liability insurance, with "Broad Form" endorsement insuring the indemnity hereafter set forth, for the benefit of Lessor and Lessee, and naming Lessor as an additional insured, against all claims for bodily injury, personal injury, death and Property damage in or about the Premises (including the sidewalks, driveways, parking lot, and curbs adjacent thereto) limits not less than Five Million Dollars ($5,000,000.00) in the event of bodily injury or death of any number of persons in any one accident and at any one location and Property damage coverage of not less than One Million Dollars ($1,000,000.00), or Five Million Dollars ($5,000,000.00) combined single limits bodily injury and property damage coverage on an occurrence basis. The limits of said policy shall be increased from time to time to meet changed circumstances at Lessors request, including, but not limited to, changes in purchasing power of the dollar.

SECTION 2. PROPERTY INSURANCE. At all times, Lessor shall maintain or cause to be maintained the insurance below described for the benefit of Lessor and Lessee, against the following risks:

          (a) Loss or damage from all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and such other risks as may be embraced within the form of extended coverage insurance, with "comprehensive special" form including endorsement, sprinkler leakage, insuring, at all times, the full replacement cost of any buildings and improvements from time to time erected on the Premises, including all Lessee Improvements. Lessor specifically agrees that the insurance policy shall contain an endorsement or appropriate provision which specifically states that the amount of coverage shall at all times be for the actual full replacement cost of the buildings and other improvements on the replacement cost of the Property, regardless of the stated dollar amount of the policy. If any of the risks covered by the currently employed customary comprehensive general endorsement on fire policies are hereafter excluded from such endorsement, but are insurable nevertheless by separate policies regularly issued by fire or casualty companies doing business in the State of Massachusetts, then the reference above to "risks as may be embraced within the standard form of extended coverage insurance" includes insurance coverage by such separate policy of Policies;

          (b) Loss or damage by explosion of steam boiler, air conditioning equipment, pressure vessels, miscellaneous similar apparatus, or similar apparatus, now or hereafter installed on the Premises in such limits with respect to any one accident as may reasonably be determined by Lessor from time to time, but not less than the full replacement cost of any buildings and improvements from time to time erected on the property;

          (c) Such other insurance and in such amounts as may from time to time be reasonably determined to be necessary by Lessor;

          (d) Lessee shall pay within thirty (30) days of receipt of invoice, its pro-rata share of all insurance required by this Section 2.

SECTION 3. WAIVER OF SUBROGATION. Lessor and Lessee, on behalf of themselves and their respective insurers, hereby waive all causes of action and rights of recovery against the other and each of their respective officers, employees and agents, for any loss occurring to the property of either of them, regardless of cause or origin. Lessor and Lessee agree that all insurance policies presently existing or obtained after the date hereof shall include a clause or endorsement to the effect that such policies shall not be invalidated nor shall the right of the insured to recover thereunder be impaired as a result of the denial to the insurers of all rights of subrogation against the other party on the basis of the foregoing waiver.

SECTION 4. LIABILITY INSURANCE. Lessor and Lessee shall each procure and maintain in effect at all times during the Term comprehensive general liability insurance with a combined single limit of liability of at least $2,000,000. Lessor and Lessee shall furnish certificates of such insurance to the other promptly upon receipt of written request therefor.

SECTION 5. WORKER'S COMPENSATION. Lessee shall maintain at all times Worker's Compensation insurance covering all persons employed by it in the conduct of its business on the Premises.

SECTION 6.     POLICIES.

          (a) All Policies shall name Lessee as the insured, and naming Lessor as an additional insured, as their respective interest may appear, but subject, nevertheless to loss payee provisions and provisions relative to disposition of insurance proceeds to a Mortgagee, as stated below. Except for the payment of proceeds to a Mortgagee as provided below, all insurance proceeds shall be payable to Lessor and/or Lessee as their respective interests may appear.

          (b) All insurance shall be effected by valid and enforceable policies issued by insurers of responsibility and licensed to do business in the State of Massachusetts, holding a General Policyholders' Rating of A or better and a financial category of XII or better as set forth in the most current issue of Best's Insurance Guide. Lessee shall deliver to Lessor and the Mortgagee, if any, copies of all Policies of insurance required to be provided by Lessee hereunder, or certificates from the insurance company evidencing the existence and amounts of all insurance required to be carried by Lessee hereunder. All such Policies shall contain agreements by the insurers that (i) no act or omission by Lessee or Lessor shall impair or affect the rights of any insured to receive and collect the proceeds of the Policy (i.e., a cross liability endorsement); (ii) such policy shall not be canceled except upon thirty (30) days prior written notice to each named insured and loss payee; and (iii) the coverage afforded thereby shall not be affected by the performance of any work in or about the Premises. In addition, all policies shall contain endorsements that the rights of the assured to receive and collect proceeds shall not be diminished because of any additional insurance carried by Lessee or Lessor on their own accounts.

SECTION 7. INCLUSION OF MORTGAGEE AS LOSS PAYEE. Subject to the provisions hereinafter set forth in this section, the policies provided shall also provide, if required by either party hereto, for any loss to be payable to any Mortgagee as the respective interest of such party may appear, pursuant to a standard mortgagee clause or endorsement, provided, however, that such Mortgagee must agree that any insurance proceeds received by such party shall be made available for restoration of the improvements, or equivalent improvements, to at least the condition of said improvements prior to the casualty giving rise to the payment of such proceeds of said lender. The loss shall be adjusted with the insurance companies by Lessor.

SECTION 8. CONSENT TO BLANKET INSURANCE POLICY. Nothing in this Lease shall prevent Lessee from carrying insurance of the kind required of Lessee under a blanket insurance policy or policies which cover other properties owned or operated by Lessee as well as the Premises. Any such policy for Property Insurance must contain, as respects the Premises, an endorsement specifically covering the Premises for the types of insurance and in the amounts required hereunder.

SECTION 9. INDEMNITY. a) Indemnity by Lessee. Lessee does hereby indemnify and agree to forever save and hold harmless Lessor, and Lessor's interest in the Premises and this Lease from and against any and all damages, claims, losses, demands, costs, expenses (including attorneys' fees and costs), obligations, liens, liabilities, actions and causes of action which Lessor may suffer or incur arising directly or indirectly from this Lease, from Lessee's use of the Demised Premises, from the conduct of Lessee's business, from any activity, work or things done, permitted or suffered by Lessee in or about the Premises, from Lessee's non-observance or nonperformance of any law, ordinance or regulations, or from any negligence of Lessee or any of Lessee's agents, contractors, employees, guests, licensees and invitees, but not including any liability resulting from any acts or omissions of negligence or willful misconduct of Lessor, its agents, employees, or contractors. Lessee further agrees that in case of any such claim, demand, action or proceeding against Lessor, Lessee, upon notice from Lessor, shall defend Lessor at Lessee's expense by counsel reasonably satisfactory to Lessor. In the event Lessee does not provide a defense against any and all such claims, demands, liens, liabilities, actions or causes of action, threatened or actual, then Lessee shall, in addition to the above, pay Lessor the attorneys' fees, legal expenses and costs incurred by Lessor in providing such defense, and Lessee agrees to cooperate with Lessor in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Lessor.

          b) Indemnity by Lessor. Lessor agrees to indemnify, defend and hold Lessee harmless from and against any loss, cost, liability, damage or expense including, without limitation, reasonable attorney's fees, incurred in connection with or arising from (i) any cause whatsoever in or on the common areas of the Building (any portion of the Building except the Demised Premises) including without limitation, the negligence of Lessor or its employees, agents or contractors, other than the act or omission of Lessee, or (ii) the negligence or intentional acts of Lessor or its employees, agents or contractors in or on the Premises.

SECTION 10. EXEMPTION OF LESSOR FROM LIABILITY. Except for any liability resulting from negligence or willful misconduct of Lessor, its agents, employees, or contractors, or except as otherwise provided in the Lease, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damages to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents, or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or from other sources or places, regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee.

                                  ARTICLE VIII

                      ADDITIONAL RENT - OPERATING EXPENSES

SECTION 1. During the Term of this Lease, the Lessee covenants and agrees to pay, as additional rent, the Lessee's pro-rata share of Operating Expenses. The term "Operating Expenses" as used herein, shall specifically exclude real estate taxes, and insurance as governed by Article VI and Article VII of this Lease, "Operating Expenses" shall include Lessor's costs or expenses incurred for the operation, cleaning, maintenance, landscaping, repair, replacement and upkeep of the Premises necessary to keep the Premises in reasonably good working order, repair, appearance and condition; all costs, including reasonable management fees charged for properties of similar size and occupancy, material and equipment costs, for cleaning and janitorial service, all costs related to provision of heat, air conditioning, water, sewerage and other utilities (exclusive of reimbursement to Lessor for any of the same received as a result of direct billing to other tenants); payments under service contracts; all compensation, fringe benefits, payroll taxes, and worker's compensation insurance premiums related to employees for the purpose of the maintenance and upkeep of the Premises, but shall exclude the cost of repairs or replacements that are of a capital nature. The parties intend that Lessee furnish its own ordinary operating services for the Demised Premises. In the event Lessor is asked or required to provide these operating services, Lessee agrees to pay monthly estimated charges in advance subject to year end reconciliation. Lessee shall have the right to perform a review of Lessors operating expense calculations; and Lessor shall make all material available for Lessee's inspection. The foregoing not withstanding, If at any time during the Term hereof, the number of square feet in all of the buildings on the Site shall change, the Lessee's share of operating expenses shall be correspondingly adjusted.

                                   ARTICLE IX

                            CONDITION OF THE PREMISES

SECTION 1. Lessor agrees, at its expense, to cause the roof and all structural components of the Buildings, all common areas, and the building systems serving the Demised Premises (including without limitation, the electric, plumbing, heat, fire, safety, and HVAC systems) to be in good operating condition and working order and in compliance with all applicable codes and regulations (including without limitation, the Americans with Disabilities Act) as of the date of this Lease. Lessee agrees that, subject to the above statement, as of the date hereof, the Demised Premises are being leased to the Lessee in "as is" condition, without representation or warranty of any kind as to its state of repair or condition or compliance with applicable laws. The Lessee acknowledges its occupancy under a prior lease and its familiarity with the Premises. The Lessee agrees to maintain the Demised Premises in substantially their present condition taking into account its uses on the date hereof and in full compliance with applicable laws throughout the term of this Lease, reasonable wear and use, fire and casualty and condemnation only excepted. All work performed by the Lessee shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances and regulations relative thereto. The Lessee further agrees that the Demised Premises shall be kept and maintained throughout the term of this Lease in compliance with all laws, ordinances, rules and regulations of any duly constituted governmental authority having jurisdiction over the Premises. The Lessee shall not permit or commit any waste. The cost of capital repairs and capital replacement, not resulting from Lessee's alterations, shall be the obligation of Lessor.

                                    ARTICLE X

                                   ALTERATIONS

SECTION 1. The Lessee shall not make any alterations with a cost in excess of $10,000 to the Demised Premises without the Lessor's prior written consent. The foregoing not withstanding any alterations which impact any party wall or penetrate the roof shall require Lessor's prior express written consent. All alterations made shall remain on and be surrendered with the Demised Premises on the expiration or termination of this Term. Upon termination of this Lease, at the option of the Lessor with respect to Alterations for which consent was not required, the Lessee will restore the Demised Premises to the condition they were in prior to any alterations and with respect to Alterations for which consent was required, Lessee will so restore if Lessor so specified in the terms of its consent.

SECTION 2. LESSOR'S RIGHT TO MAKE ALTERATIONS. Lessor reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Lessee therefor to make such changes, alterations, improvements, repairs or replacements in or to the Demised Premises provided, however, that there be no unreasonable obstruction of the right of access to or unreasonable interference with the use and enjoyment of, the Premises by Lessor.

                                   ARTICLE XI

                               DAMAGE; DESTRUCTION

SECTION 1. If at any time during the Term (i) more than twenty-five percent (25%) of the Demised Premises are damaged or destroyed by fire or other casualty, or (ii) any portion of the Demised Premises is so damaged or destroyed and such damage or destruction materially affects Lessee's ability to conduct normal business operations in the Demised Premises and such damage cannot reasonably be expected to be repaired within ninety (90) days, then Lessee may elect to terminate the Lease by so notifying the other within thirty (30) days after the date of the damage or destruction, specifying a date for termination that shall be not less than thirty (30) days from the date of such notice. If at any time during the Term (i) more than thirty-five percent (35%) of the Buildings or 35% of the Demised Premises are damaged or destroyed by fire or other casualty, or (ii) any portion of the Building or Demised Premises is so damaged or destroyed and such damage or destruction materially affects Lessee's ability to conduct normal business operations in the Demised Premises and such damage cannot reasonably be expected to be repaired within ninety (90) days, then Lessor may elect to terminate the Lease by so notifying the Lessee within thirty (30) days after the date of the damage or destruction, specifying a date for termination that shall be not less than thirty (30) days from the date of such notice. If neither Lessor nor Lessee so elect to terminate this Lease, or if less than thirty five percent (35%) of the Building of Demised Premises is damaged by such fire or other casualty, then Lessor shall promptly commence to repair and restore the Building and the Demised Premises to their condition immediately prior to such fire or casualty except that Lessor shall not be required to repair or restore alterations and additions to the Premises made by Lessee in accordance with the provisions of Article X hereof except to the extent insurance proceeds are available therefor. Upon completion of such restoration, the Lessor shall be entitled to all insurance proceeds payable under any casualty policy maintained as required by the provisions of
Article VII hereof. If existing laws do not permit the restoration, either party shall have the right to terminate this Lease by written notice to the other party. An equitable abatement of rent shall apply commencing upon the date of any such casualty and continue until repair or termination in accordance with the terms of this Lease.

                                   ARTICLE XII

                                 EMINENT DOMAIN

SECTION 1. In the event that 50% or more of the total number of square feet in the Demised Premises shall be condemned or taken for public or quasi public use, the Lessee may elect to terminate this Lease. If the Lessee elects to terminate this Lease, it must exercise its right to terminate by giving written notice to the Lessor within thirty (30) days after the nature and extent of the taking have been finally determined. If the Lessee elects to terminate this Lease as provided herein, the Lessee shall also notify the Lessor of the date of termination which date shall be not earlier than thirty
(30) days after the Lessee has notified the Lessor of its election to terminate; provided, however, that this Lease shall terminate on the date of the taking of the date if the taking falls on a date prior to the date of termination as designated by the Lessee. If the Lessee does not elect to terminate this Lease within the thirty (30) day period, this Lease shall continue in full force and effect except that Base Rent and additional rent shall be reduced pursuant to Section 2 hereof.

SECTION 2. In the event that any portion of the Demised Premises is taken by condemnation and this Lease remains in full force and effect, on the date of the taking, the Base Rent and all additional rent shall be reduced by an amount that is in the same ratio to the Base Rent and additional rent as the total number of square feet in the Demised Premises taken bears to the total number of square feet in the Demised Premises immediately prior to the date of the taking.

SECTION 3. The Lessor shall be entitled to the entire award resulting from any such condemnation or taking, including, without limitation, any portion of the award attributable to the value of the leasehold estate created by this Lease, provided, however, that the Lessee shall be entitled to any portion of any award attributable to the Lessee's personal property or fixtures, or specifically attributable to its relocation expenses or the interruption or damage to its business.

                                  ARTICLE XIII

                                    UTILITIES

SECTION 1. The Lessor shall provide and the Lessee shall pay for all of its requirements for utilities for the Demised Premises including, but not limited to, gas, steam, water, electricity, telephone, sewer and the like. Lessor shall have absolute and final right to negotiate with utility suppliers.

                                   ARTICLE XIV

                                     DEFAULT

SECTION 1.     The following occurrences are "events of default":

          (a) The Lessee defaults in the due and punctual payment of Base Rent and Additional Rent and such default continues for ten (10) days after receipt of notice from the Lessor; provided, however, that the Lessee will not be entitled to more than one (1) notice of default in payment of rent during any twelve month period, and if, within twelve (12) months after any such notice, any rent is not paid when due, the grace period shall be shortened to five
               (5) days after receipt of notice from Lessor.

          (b) Lessee breaches any of the other agreements, terms, covenants, or conditions which this Lease requires Lessee to perform, and such breach continues for a period of thirty (30) days after notice by Lessor to Lessee provided that if any breach cannot reasonably be cured within said thirty (30) days, then no event of default shall exist so long as Lessee has commenced to cure the failure within said thirty (30) days and diligently prosecutes the curing thereof.

SECTION 2. If an Event of Default shall occur, Lessor may, at its option, give to the Lessee a notice terminating this Lease upon a date specified in such notice which date shall be not less than three (3) business days after the date of receipt by the Lessee of such notice and upon the date specified in said notice, the term and estate hereby vested in the Lessee shall cease and any and all other right, title and interest of Lessee hereunder shall likewise cease without further notice or lapse of time as fully and with like effect as of the term of this Lease had elapsed, but Lessee shall continue to be liable to Lessor as hereinafter provided.

SECTION 3. Upon any termination of this Lease as the result of an Event of Default, the Lessee shall quit and peaceably surrender the Demised Premises to the Lessor and, at any time after such termination, the Lessor may, without further notice, enter the Demised Premises and repossess the same by summary proceedings or other lawful means and may dispossess the Lessee and remove it and all claiming under it from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income from the same.

SECTION 4. At any time or from time to time after any such termination, Lessor shall use reasonable efforts to relet the Demised Premises or any part thereof, in the name of Lessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Lease term) and on such conditions (which may include concessions or free rent) as the Lessor, in its reasonable discretion, may determine and may collect and receive the rents therefor. Lessor shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting provided it has used its reasonable efforts as aforesaid. In the event of Lessee's default, Lessee shall be liable to Lessor for all expenses associated with reletting including, without limitation, legal fees and real estate broker's commissions.

SECTION 5. No such termination of this Lease shall relieve Lessee of its liability and obligations under this Lease and such liability and obligations shall survive any such termination as more particularly described below.

In the event of any such termination, the Lessee shall pay to the Lessor Base Rent and Additional Rent up to the date of termination. The Lessee shall also pay to the Lessor, on demand, at the Lessor's election, either

          (i) the amount by which, at the time of the termination of this Lease (or at any time thereafter if the Lessor shall have initially elected damages under subparagraph (ii) of this Section 5) (a) the aggregate of the rent due hereunder projected over the period commencing with such time and ending on the termination date of this Lease exceeds (b) the aggregate fair market rental value of the Demised Premises for such period; or

          (ii) amounts equal to the rent which would have been payable by Lessee had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the then scheduled termination date, provided, however, if Lessor shall re-let the Demised Premises during such period, that Lessor shall credit Lessee with the net rents received by Lessor from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Lessor from such re-letting the expenses reasonably incurred or paid by Lessor in terminating this Lease, as well as the reasonable expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, and all other similar and dissimilar reasonable expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (a) in no event shall Lessee be entitled to receive any excess of such net rents over the sums payable by Lessee to Lessor hereunder and (b) in no event shall Lessee be entitled in any suit for the collection of damages pursuant to this

               Subparagraph (ii) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Lessor prior to the commencement of such suit. If the Demised Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting. Lessor shall use reasonable efforts to re-let the Demised Premises.

SECTION 6. A suit or suits for the recovery of such damages, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing contained herein shall be deemed to require Lessor to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

Nothing herein contained shall be construed as limiting or precluding the recovery by Lessor against Lessee of any sums or damages to which, in addition to the damages particularly provided above, Lessor may lawfully be entitled by reason of any default hereunder on the part of Lessee.

SECTION 7. The specified remedies to which Lessor may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Lessor may at any time be lawfully entitled, and Lessor may invoke any remedy (including without limitation the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

                                   ARTICLE XV

                                LESSEE'S PROPERTY

SECTION 1. All Lessee's machinery, equipment, furniture, demountable partitions, and all other property of Lessee installed or located in the Demised Premises from time to time ("Lessee's Property") shall be and remain the property of Lessee. At any time during the term, Lessee may remove any of Lessee's Property from the Demised Premises. Upon the termination of this Lease, Lessee shall remove all Lessee's Property from the Demised Premises. If within ten (10) days after the termination of this Lease, Lessee has not removed all Lessee's Property from the Demised Premises, and Lessor desires to dispose of such remaining Lessee's Property, Lessor may notify Lessee that the remaining Lessee's Property must be removed whereupon Lessee shall remove the same forthwith, failing which Lessor may do so at Lessee's expense.

SECTION 2. Lessee's Property and all furnishings, fixtures, equipment, affects and property of those claiming by, through or under Lessee located in the Demised Premises shall be at the sole risk and hazard of Lessee, and if the whole or any part hereof shall be damaged or destroyed by fire, flood, the leakage or bursting of pipes, or by theft or by any other cause, no part of such damage shall be borne by Lessor.

SECTION 3. Upon the termination of this Lease, the Lessee will surrender the Demised Premises in good order and condition, ordinary wear and tear excepted. The Lessee will fully repair any damage occasioned by the removal of the Lessee's Property in accordance with the provisions of Section 1 hereof.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

SECTION 1. COMMON AREAS. Lessor and Lessee agree that a portion of the Premises (not to exceed 5% of the total square feet in all the buildings on site) and the parking lots and all other land areas of the site shall be treated as common areas and Lessee shall pay its pro-rata share of all taxes, insurance and operating expenses related thereto.

SECTION 2. The Lessor reserves the right to relocate the Lessee, at the Lessor's expense, to substantially comparable space in one of the other buildings on the Premises - such right to be exercised by giving the Lessee at least one hundred twenty (120) days prior written notice of such relocation. The Lessor agrees that such relocation shall be accomplished without any unreasonable interference with the conduct of the Lessee's business. In the event that the space to which the Lessee is to be relocated is not satisfactory to the Lessee, the Lessor shall have the right to cancel this Lease by giving the Lessee not less than sixty (60) days prior written notice of such cancellation. In the event of such relocation, the Lessor and the Lessee shall execute an amendment to this Lease indicating the substituted Demised Premises.

SECTION 3. STATUS REPORT. The Lessor and Lessee agree at any time and from time to time, upon not less than thirty (30) days' prior written request by the other, to execute, acknowledge and deliver to the other a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the dates to which the Base Rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Section 1 may be relied upon by any prospective mortgagee or assignee of any mortgage on the Premises, or any portion thereof.

SECTION 4. PROVISIONS BINDING. The term "Lessor" wherever used in this Lease shall be deemed to mean the corporation, persons or other legal entity holding the rights of Lessor under this Lease at the time in question.

In addition, the Lessee specifically agrees to look solely to the Lessor's interest in the Premises for recovery of any monetary or other judgment from Lessor; it being specifically agreed that neither the Lessor nor anyone claiming under the Lessor shall ever be personally liable for any such judgment.

Except as set forth above, all of the covenants, agreements, stipulations, provisions, conditions, options and obligations herein expressed and set forth shall be considered as running with the land and shall (unless herein otherwise specifically provided) extend to, bind and inure to the benefit of, as the case may require, the successors and assigns of the Lessor and the Lessee, respectively or their successors in interest, as fully as if such words were written whenever reference to the Lessor and the Lessee occur in this Lease. The reference contained to successors and assigns of Lessee is not intended to constitute a consent to an assignment by the Lessee.

SECTION 5. NOTICES. Any and all notices, requests, designations, demands and the like, required to be given or served by the terms and provisions of this Lease, either by Lessor to Lessee, or by Lessee to Lessor, shall be in writing, and shall be sent by recognized overnight carrier or registered or certified mail, return receipt requested, addressed to the party intended to be notified:

Such Notice shall be sent,

in the case of the Lessor, to:

                        RJR Ventures Limited Partnership
                           c/o Cornerstone Corporation
                                725 Canton Street
                                Norwood, MA 02062
                            ATTENTION: Paul E. Tryder

with a copy to:

                              Barry Brown, Esquire
                           Mahoney, Hawkes & Goldings
                                  75 Park Plaza
                                Boston, MA 02116
and in the case of the Lessee, to:

                               GETRONICS WANG CO.
                              600 Technology Drive
                                Mail Stop 01C-190
                            Billerica, MA 01821-4130
                             ATTENTION: Director of
                                        Corporate Real Estate

with a copy to:

                                 General Counsel
                               GETRONICS WANG CO.
                              600 Technology Drive
                                Mail Stop 01C-190
                            Billerica, MA 01821-4130

or, in either case, to such other address or addresses as either party shall from time to time hereafter designate by like notice to the other. Notices shall be deemed to be effective upon delivery or tender of delivery.

SECTION 6. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

SECTION 7. RECORDING. Lessee shall have the right to record this Lease or a Notice of Lease.

SECTION 8. SUBORDINATION TO MORTGAGES. The Lessee agrees that upon the request of the Lessor it will subordinate this Lease to the lien of any mortgage or deed of trust that may now or hereafter exist for which the Demised Premises or Lessor's interest in this Lease is pledged as security, provided that the mortgagees or beneficiaries named in such mortgages or deeds of trust agree in writing to recognize the interest of Lessee under this Lease, agree that so long as Lessee shall perform its obligations under this Lease the rights of Lessee hereunder shall remain in full force and effect, and agree that they will not disturb Lessee's occupancy of the Demised Premises under this Lease in the event of foreclosure or other action taken under the mortgage or deed of trust if Lessee is not then in default. Lessee shall execute and deliver to Lessor all instruments Lessor reasonably deems necessary to evidence and give effect to any such subordination, provided that no such instrument shall alter any of the terms, covenants or conditions of this Lease.

SECTION 9. PROTECTION OF MORTGAGEE. If in connection with any mortgage by Lessor of the Demised Premises there shall be executed an assignment by Lessor of Lessor's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, Lessee agrees:

          (a) that the execution thereof by Lessor and the acceptance thereof by the mortgagee or assignee (herein referred to as the "Holder"), shall never be deemed an assumption by the Holder of any of the obligations of the Lessor hereunder, unless the Holder shall, by written notice sent to Lessee, specifically otherwise elect;

          (b) that except as aforesaid, the Holder shall be treated as having assumed Lessor's obligations hereunder only upon foreclosure of the Holder's mortgage or assignment and the taking possession of the Demised Premises or such portion thereof as may be covered thereby;

          (c) that Lessee shall execute such instruments as may be reasonably required to assure the Holder that without written consent of the
               Holder: (i) no rent shall be prepaid hereunder other than for the current and next ensuing month or as expressly set forth in this Lease; (ii) no modification shall be made in the provisions of this Lease; and (iii) this Lease shall not be terminated except as expressly provided herein, nor shall the Lessee accept a surrender of the Lease except incident to a termination provided for herein; and

          (d) that Lessee shall provide to the Holder copies of all notices alleging Lessor defaults hereunder, and shall afford the Holder a reasonable time to cure any such defaults prior to exercising any rights or remedies available to Lessee.

SECTION 10. NON DISTURBANCE. Lessor shall use best efforts to obtain a non-disturbance agreement from all mortgage holders on the Premises in a form reasonably satisfactory to Lessee.

SECTION 11. WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any provision, condition or agreement contained in this Lease to be performed by the other shall ever be deemed to be a waiver of such provision as to any subsequent event constituting nonperformance or observance by such party.

SECTION 12. SELF HELP. If Lessee shall default in the performance or observance of any agreement, condition or other provision in this Lease contained on its part to be performed or observed and shall not cure such default within ten days after notice in writing from Lessor specifying the default (or, in the event such default shall require more than thirty days to be cured, if the Lessee shall not, within said period, commence to cure such default and thereafter, with due diligence, prosecute the curing of such default to completion), Lessor may, at its option, without waiving any claim for breach of agreement, at any time thereafter, cure such default for the account of Lessee, and Lessee shall reimburse Lessor for any amount paid and any expense of contractual liability so incurred, including reasonable attorneys' fees.

Lessor may cure the default of Lessee prior to the expiration of such waiting period, but after notice, which notice need not be in writing if confirmed forthwith by notice in writing to Lessee, if it is necessary to protect the Premises or the interest of Lessor therein, or to prevent injury or damage to persons or property. Any amount payable by Lessee to Lessor pursuant to the provisions of this Section shall be paid as part of and at the time for payment of the next installment of rent first coming due after receipt of a bill for such amount from Lessor.

SECTION 13. EXCULPATION. Except as otherwise expressly provided in this Lease, this Lease and the obligations of Lessee to pay rent hereunder and perform all other covenants, agreements, terms, provisions and conditions hereunder on the part of Lessee to be performed shall in no way be affected, impaired or excused because Lessor is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Lessor is prevented or delayed from doing so by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Lessor's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by any reason of any rule, order or relation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each instance of inability of Lessor to perform, Lessor shall exercise reasonable diligence to eliminate the cause of such inability to perform and shall notify Lessee of its inability to perform.

SECTION 14. QUIET ENJOYMENT. Lessor covenants that upon paying the Base Rent and Additional Rent, if any, and observing and keeping all covenants, agreements and conditions applicable to it under this Lease, Lessee shall peaceably and quietly have, hold and enjoy the Demised Premises, without hindrance or molestation from Lessor or anyone claiming by, through or under Lessor.

SECTION 15. YIELD UP. Lessee covenants to peacefully yield up and surrender the Demised Premises upon the termination of this Lease in good order, repair and condition, and in repair similar to the repair of the

Demised Premises as of the Commencement Date of this Lease, reasonable wear and tear excepted, and to remove all Lessee's property and all alterations and additions required to be removed under the provisions hereof.

SECTION 16. LESSOR'S ENTRY. Lessee covenants to permit the Lessor or its agents to enter the Demised Premises upon reasonable advance notice or at any time in the event of a bona fide emergency for the purpose of inspections and exercising any rights in carrying out any obligations it may have under this Lease and to show the Demised Premises to prospective Lessees during the twelve
(12) months prior to the expiration of the Term and during other periods of time as Lessee and Lessor may agree.

SECTION 17. MECHANIC'S AND OTHER LIENS. The Lessor shall not be liable for any labor or materials furnished, or to be furnished to Lessee upon credit and no mechanic's liens or other lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of Lessor in and to the Premises. Lessee further agrees to indemnify Lessor against any and all reasonable costs, damages and expenses it may suffer on account of the same. Lessee shall cause the same to be removed or dissolved by bond.

SECTION 18. BROKER. The Lessor and Lessee each represent and warrant that they have not directly or indirectly dealt with any broker and that no commission is due anyone as a result of this transaction.

SECTION 19. SIGNAGE. Lessor shall provide building standard identification for Lessee on main entry sign for the Premises and at any directory signs and/or directional signs located elsewhere on the Premises. Furthermore, Lessor grants Lessee the right to install signage, at Lessee's sole cost and expense, on the roof or facade of the Demised Premises provided, however, Lessor must provide written consent (such consent not be unreasonably withheld or delayed) prior to installation of any such signage.

SECTION 20. AMENDMENTS. This document shall become effective and binding only upon the execution and delivery hereof by both Lessor and Lessee. All negotiations, considerations, representations and understandings between Lessor and Lessee are incorporated herein and this Lease may be modified or altered only by agreement in writing between Lessor and Lessee.

SECTION 21. PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation or construction of the meaning of the provisions of this

Lease.

SECTION 22. GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

SECTION 23. Lessee shall not assign or sublet all or any portion of the Demised Premises without prior consent of Lessor, which consent shall not be unreasonably withheld or delayed; provided that no such consent shall be required by any assignment or sub-lease resulting by operation of law or to an entity that is controlled by controls or is under common control with Lessee. However, in no event shall Lessee be relieved of primary obligations under this Lease.

     WITNESS the execution hereof, under seal, in any number of counterpart copies, each of which counterpart copies shall be deemed an original for all purposes, as of the day and year first above written.

                                     RJR VENTURES LIMITED PARTNERSHIP
                                     By Cornerstone Corporation
                                       General Partner


                                     By /s/ Timothy P. Doherty
                                       ------------------------------------
                                       Timothy P. Doherty, Vice President


                                     GETRONICS WANG CO.


                                     By /s/ Bill Clark
                                       ------------------------------------
                                       Duly authorized

                                 LEASE AMENDMENT

     This Lease Amendment is made as of the 28 day of July, 2000 by and between RJR Ventures Limited Partnership, a Massachusetts limited partnership having an address of 725 Canton Street, Norwood, Massachusetts, as landlord ("Landlord"), and Getronics Wang Co., LLC, a Delaware limited liability company having an address of 290 Concord Road, Billerica, Massachusetts and the successor in interest to Wang Laboratories, Inc., and Getronics Wang Co., as tenant ("Tenant").

                                W I T N E S E T H

     WHEREAS, Tenant leases certain premises from Landlord located in Tewksbury, Middlesex County, Massachusetts, pursuant to 3 separate Leases between Landlord and Tenant, one dated July 1, 1996 (the "1996 Lease"), one dated July 1, 1998 (the "1998 Lease"), and one dated May 1, 2000 (the "2000 Lease") (the 1996 Lease, the 1998 Lease, and the 2000 Lease are sometimes collectively referred to herein as the "Leases"); and

     WHEREAS, Landlord and Tenant have agreed to amend the Leases;

     NOW, THEREFORE, the parties hereto, for themselves, their successors and assigns, mutually covenant and agree that the Leases are hereby amended as follows:

     1. Article 1, Section 2 of the 1996 Lease is amended, effective as of October 1, 2000, to provide that the Demised Premises, as defined in such section, will be reduced by approximately 102,000 square feet by removing from the definition of Demised Premises all of the high bay warehousing and floor 8-G-2. Tenant agrees to fully vacate such portion of the Demised Premises and give up all right to occupy such premises no later than October 1, 2000. From and after October 1, 2000, the term "Demised Premises" shall thereafter consist of approximately 330,500 square feet as shown on Exhibit B attached hereto, which shall replace the present Exhibit B to the 1996 Lease.

     2. Article 1, Section 2 of each of the Leases is hereby further amended to provide that effective October 1, 2000, the number of parking spaces to which Tenant is entitled under the Lease shall increase to 3 spaces per 1,000 square feet of Demised Premises.

     3. Article V, Section 1 of each of the Leases, is amended to provide that effective January 1, 2001, the Base Rent all of the Demised Premises then occupied by Tenant under each of the Leases shall be $7.25 per square foot.

     4. Article II, Section 1 of the 1996 Lease and the 2000 Lease is amended to provide that the Initial Term shall expire at midnight on June 30, 2006 (the same date the term of the 1998 Lease expires).

     5. Article XVII, SPECIAL PROVISIONS, Option to Extend, Section 1 of the 1996 Lease is amended by deleting the words "at least three hundred and sixty five days (365) and replacing the same with "fifteen months (15)". In all other respects this section remains the same.

     6. Article XVII, SPECIAL PROVISIONS, Option to Extend, Section 2(a) of the 1996 Lease is amended by deleting eighty-five (85%) percent and replacing the same with ninety (90%) percent. The 1998 Lease and the 2000 Lease are also amended to provide that the same extension option set forth in Article XVII,
Section 2(a) of the 1996 Lease shall also apply to the 1998 and the 2000 Lease, provided, however, that in order to be validly exercised the option shall be exercised with respect to all of the Demised Premises then occupied under all of the Leases.

     Notwithstanding anything to the contrary in this document or any of the Leases, Lessor reserves the following Right: within 30 days of Lessee giving its written notice, Lessor may give written notice of its intention to purchase Lessee's Option to Extend. Upon Lessor's notice and payment of the Option Purchase Price, the Option to Extend will terminate and the Lease will expire on June 30, 2006. The Option Purchase Price is $5 million payable at the end of the Term. The Purchase Price will be reduced by $17.75 per square foot for any space that the Lessee relinquishes in accordance with this Lease.

     7. Article XVII, SPECIAL PROVISIONS, Section 2, Right of First Refusal and Section 3, Right to Expand, of the 1996 Lease are hereby deleted and replaced with the following provision as Section 3:

          "Tenant shall have a right of first offer to lease up to 50,000 square feet in additional space at the Premises described as Level 7-1 and shown on the attached replacement Exhibit F, subject to one terms and considerations of this section. If Landlord decides to market this space for lease, Landlord shall first provide written notice to Tenant of such intention, such notice to contain a specified rent and a specified allowance for tenant improvements. Tenant shall have 15 days from the date of Landlord's notice to provide written notice to Landlord that Tenant desires to lease up to 50,000 square feet of such premises on the terms set forth in Landlord's notice. If Tenant provides such notice, Tenant shall have 7 days from the date of Tenant's notice to enter a lease amendment for such premises prepared by Landlord reflecting the terms of Landlord's notice. If Tenant fails to either provide its notice or to execute and deliver the required lease amendment within the time required, Landlord shall be free to market such additional premises to any party on terms not materially more favorable to the tenant than those described in Landlord's notice. Tenant's rights under this Section shall only apply if at both the time of delivery of Tenant's notice and at the time of execution of the lease amendment for the additional premises there exists no event of default that remains uncured hereunder."

     8.   Article XVI, Section 1 of the 1998 Lease is hereby deleted.

     9. Article XVI, Section 2 of the Lease is hereby deleted and replaced with the following:

          "Lessor and Lessee agree that a reasonable portion of the Premises and the Parking lots in their entirety and all other land areas of the site shall be treated as common areas and Lessee shall pay for its pro-rata share of all taxes, insurance and expenses related thereto."

     10. Tenant shall further surrender an additional approximately 123,500 square foot portion of the Demised Premises under the 1996 Lease, consisting of Floors 7-G-2,

7-1 and 6-1, by December 31, 2000. Tenant shall use best efforts to vacate such premises as soon as possible thereafter and Tenant's obligation to pay Base Rent for such premises shall terminate upon Tenant's fully vacating such premises. Tenant's obligation to pay additional rent for real estate taxes, insurance and operating expenses for such surrendered premises shall continue until the earlier of June 30, 2001 or the date Landlord enters a lease with another Tenant for all or any portion of such premises, and upon execution of such new lease Tenant's obligation to pay such additional rent shall cease with respect to all or such portion of the surrendered premises to which such new lease applies.

     11. Tenant shall further surrender an additional approximately 22,000 square foot portion of the Demised Premises under the 1998 Lease, consisting of Floors 5-2, by December 31, 2000. Tenant shall use best efforts to vacate such premises as soon as possible thereafter and Tenant's obligation to pay Base Rent for such premises shall terminate upon Tenant's fully vacating such premises. Tenant's obligation to pay additional rent for real estate taxes, insurance and operating expenses for such surrendered premises shall continue until the earlier of June 30, 2001 or the date Landlord enters a lease with another
Tenant for all or any portion of such premises, and upon execution of such new lease Tenant's obligation to pay such additional rent shall cease with respect to all or such portion of the surrendered premises to which such new lease applies.

     12. On January 1, 2004, Tenant shall have the further option to surrender an additional 50,000 square foot portion of the Demised Premises under the Leases by providing 90 days prior written notice to Landlord of its intention to so surrender such premises, provided that the Landlord shall have the right to approve where the premises are to be surrendered within 30 days of the date of Tenant's notice, such consent not to be arbitrarily withheld. Failure to approve or reject the premises so identified in Tenant's notice shall be deemed an acceptance of the premises so selected by Tenant. In the event Landlord approves such notice, Tenant shall vacate such premises as soon as practical thereafter and Tenant's obligation to pay Base Rent and all additional rent for such premises shall terminate upon Tenant's vacating such premises.

     13. Landlord shall pay Tenant $800,000.00 to Tenant for Tenant's relocation and fit-up expenses. Such amount shall be paid to Tenant on January 1, 2001, and such amounts shall be applied fully to building improvements by Tenant as Tenant determines in its sole discretion; provided that approximately $200,000.00 shall be paid by Tenant to replace and make other improvements to the roof of Building 7 pursuant to plans and specifications mutually agreed upon by Landlord and Tenant.

     14. Upon the execution hereof Tenant shall provide Landlord with a full and complete guarantee by tenant's parent company, Getronics, NV, of Tenant's obligations under the Leases, as the same are amended hereby, such Guaranty to be in the form attached hereto.

     As amended hereby, the Leases are hereby ratified and confirmed and remain in full force and effect. Executed under seal as of the date first above written.

RJR Ventures Limited Partnership             Getronics Wang Co., LLC

By:  Cornerstone Corporation,                By: /s/ David Goulden
     its General Partner                        -----------------------------
                                                Its: President, N.A. Operations

By: /s/
   -------------------
   Its: VICE PRESIDENT

Attachments to Lease Amendment

New Exhibit B to replace the present Exhibit B to the 1996 Lease

New Exhibit F to replace the present Exhibit F to the 1996 Lease

Form of Guaranty

                               CORPORATE GUARANTY

     This Corporate Guaranty is made between Getronics N.V., a company organized under the laws of The Netherlands (the "Guarantor") and RJR Venture Limited Partnership, 723 Canton Street, Norwood, MA 02062, (the "Landlord") in regard to the Lease Amendment signed on _________2000 by and between Getronics Wang Co. LLC ("Tenant"), 290 Concord Road, Billerica, MA 01821 and Landlord and the underlying lease agreements referenced therein (collectively the "Leases") for the lease of facilities at 836 North Road, Tewksbury, MA.

     As a material inducement to the Landlord to enter into the Leases, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor, hereby unconditionally and irrevocably guarantees the complete and timely payment and performance of each and every obligation of Tenant under the Leases, as the same may be modified or amended from time to time, the payment of all of the Landlord's costs to cure an Event of Default and the payment of all of the Landlord's costs to enforce the provisions of this guaranty ("Guaranty"). This Guaranty is an absolute, primary, and continuing guaranty of payment and performance and is independent of Tenant's obligations under the Leases, as modified or amended from time to time. Guarantor waives any right to require the Landlord to (a) join Tenant with Guarantor in any suit arising under this Guaranty, (b) proceed against or exhaust any other remedy in the Landlord's power. The Landlord may, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, compromise, extend, waive or otherwise modify any or all of the terms of the Leases. Guarantor hereby waives all demands for performance, notices of performance, and notice of acceptance of this Guaranty.

     The liability of Guarantor under this Guaranty will not be affected by (i) the release or discharge of Tenant from, or impairment, limitation or modification of, Tenant's obligations under the Leases, as modified or amended form time to time, in any bankruptcy, receivership, or other debtor relief proceeding, whether state or federal and whether voluntary or involuntary; (ii) the rejection of disafformance of the Leases, as modified or amended from time to time, in any such proceeding; (iii) the cessation from any cause whatsoever of the liability of Tenant under the Leases, as modified or amended from time to time; (iv) any transfer of (by assignment or otherwise) of all or any part of Tenant's rights under the Leases or of the Tenant's interest in the leasehold estate created hereby or the Leased Premises, or any other transfer or transaction which, by the terms of the Leases constitute a transfer of the Tenant's rights under the Leases; or (v) the breach or unenforceability of any agreement, commitment or guaranty for the benefit of Tenant, or the Guarantor.

     If Landlord at any time is compelled to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of the Leases, as modified or amended from time to time, or this Guaranty, the Guarantor shall, in addition to any other rights or remedies to which the Landlord may be entitled hereunder or at law or in equity, be obligated to pay all costs, including reasonable attorney's fees, incurred or expended by the Landlord in connection therewith.

     Any Capitalized term not defined in the Guaranty has the meaning ascribed to it in the Leases.

     Agreed to this 14th day of July 2000.

GETRONICS N.V.                          RJR VENTURE LIMITED PARTNERSHIP
                                        CORNERSTONE CORP, GEN. PARTNER

By:  /s/ C.G. van Luijk                 By:  Cornerstone Corporation, its
   ---------------------------               General Partner
                                             /s/ Timothy P. Doherty
                                             ---------------------------------

Name:  C.G. van Luijk                   Name:  /s/ Timothy P. Doherty
                                              -------------------------------

Title: President & CEO                  Title:  VICE-PRESIDENT
                                               -------------------------------

                               SUBLEASE AGREEMENT

     This Sublease Agreement ("Sublease") is made as of the 1st day of October, 2000 by and between Getronics WangCo., LLC, a Delaware limited liability company having a place of business at 290 Concord Road, Billerica, MA 01821 (hereinafter referred to as "Sublessor"), and Getronics Government Solutions, LLC, a Delaware limited liability company having a place of business at 7900 Westpark Drive, McLean, VA 22102 (hereinafter referred to as "Sublessee").

                                W I T N E S E T H

     WHEREAS, the RJR Ventures Limited Partnership, as landlord ("Landlord"), leased certain premises to Sublessor, as tenant pursuant to a lease dated July 1, 1996, as the same is affected by a Lease Amendment dated as of July 28, 2000 (as so amended, the "Lease"), copies of which have been provided to Sublessee; and

     WHEREAS, Sublessee desires to sublet from Sublessor the premises under the Lease as more particularly shown on the plan attached hereto as Exhibit A.

     NOW, THEREFORE, the parties hereto, for themselves, their successors and assigns, mutually covenant and agree as follows:

     1. SUBLET PREMISES. Sublessor does hereby sublease to Sublessee and Sublessee does hereby sublease from Sublessor, for the term and upon the conditions hereinafter provided the premises consisting of approximately 75,000 square feet of floor area in building 7-G-1 and 8-G-1, all as more particularly shown on Exhibit A hereto, including all appurtenant rights thereto (the "Sublet Premises").

     2. TERM. The term of this Sublease shall commence on November 15, 2000, (the "Commencement Date") and shall end at 11:59 p.m. on the 30 day of June, 2006, or on such earlier date as the Lease may expire or be terminated pursuant to a termination of the Lease (the "Sublease Term"). Upon execution of this Sublease, Sublessee shall have a license to enter the Sublet Premises prior to the Commencement Date for the purpose of preparing the Sublet Premises for Sublessee's use and occupancy, subject to the prior written consent of Landlord. Any entry to the Sublet Premises prior to the Commencement Date shall be on the same terms and conditions of this Sublease except that Sublessee shall not be responsible for the rent due hereunder until the Commencement Date.

     3. RENT AND ADDITIONAL RENT. Beginning on the Commencement Date, Sublessee shall pay to Sublessor rent at an annual rate of $911,392.00 ("Base Rent"), in equal monthly installments of $75,949.33 (the "Monthly Base Rent") on the first day of each calendar month during the Sublease Term in lawful money of the United States of America, without demand, deduction, offset or abatement. If the Sublease Term includes a partial calendar month at its beginning or end, the monthly installment of Base Rent for such partial month shall be prorated at the rate of 1/30 of the monthly installment for each day in such partial month within the Sublease Term and shall be payable in advance on the first day of such partial month occurring within the Sublease Term. The Base Rent shall be paid to Sublessor at its offices located at 290 Concord Road, Billerica, MA 01821, or such other place as Sublessor may designate in writing.

     Sublessee shall not be required to pay Sublessor the additional rent payable under the Lease for property taxes, insurance, or operating expenses, but Sublessee shall maintain at its expense worker's compensation, liability and property damage, and such other insurance as required under the Lease. Such insurance shall be adequate in all respects to comply with the provisions of the Lease and shall comply with the provisions of Section 12 below. Sublessee shall also be required to provide or contract for its own cleaning services, and Sublessor shall not be required to perform any cleaning services within the Sublet Premises. In addition to the Base Rent, Sublessee shall also pay all charges for all utilities serving the Sublet Premises. Such amounts shall be paid directly to the utility company providing the particular utility service, or, if such service is provided by and billed to Landlord or Sublessor, Sublessee shall pay to each such party, as applicable, the charges for utilities attributable to the Sublet Premises as additional rent hereunder. In addition to Base Rent, Sublessee shall also pay Sublessor, as additional rent hereunder, any charges imposed by Landlord for Sublessee's failure to comply with the provisions of the Lease. Sublessee shall also pay to Sublessor, as additional rent hereunder, all charges for any additional services requested by Sublessee and provided to Sublessee for the portion of the Sublet Premises during the Sublease Term, including, without limitation, charges and fees for alterations and after-hours heating and air-conditioning services. Sublessee shall be responsible for paying directly to telephone companies providing telephone services to the Sublet Premises all telephone charges in respect of the Sublet Premises.

     All amounts payable by Sublessee to Sublessor hereunder shall be paid within 10 days of Sublessor's invoice for the same. Sublessee's obligations to pay any and all amounts due under this Sublease shall survive the termination of this Sublease.

     4. USE. Sublessee will use and occupy the Sublet Premises solely for uses permitted under the Lease, and the Sublet Premises will not be used for any other purposes without the prior written consent of Landlord and Sublessor. Sublessee shall also comply with all laws governing or affecting Sublessee's use of the Premises, and Sublessee acknowledges that Sublessor has made no representations or warranties concerning whether the permitted uses comply with such laws.

     5. CONDITION OF SUBLET PREMISES. Sublessee hereby acknowledges that the Sublet Premises are hereby subleased in an "as is" condition, without representation or warranty of any kind.

     6. ALTERATIONS. Sublessee shall not make any alteration, improvement, decoration or installation (hereinafter called "Alterations") in or to the Sublet Premises without in each instance obtaining the prior written consent of Sublessor and Landlord (if Landlord's consent is required to be obtained under the Lease) and otherwise in compliance with the Lease. Sublessor's consent shall not be required under this section for usual and customary office art work and pictures that are temporary in nature and do not constitute fixtures.

     7. SUBLESSEE'S PERSONAL PROPERTY. Upon the expiration or earlier termination of this Sublease, Sublessee shall remove all of its furniture, furnishings and equipment, shall repair all damage resulting from such removal or its use of the Sublet Premises, and shall surrender the Sublet Premises, as so required, in good condition, subject only to reasonable wear and tear and to damage, if any, by fire or other casualty. The obligations of Sublessee as herein provided shall survive the termination of this Sublease.

     8. INCORPORATION AND OBSERVANCE OF THE TERMS OF THE LEASE. All of the terms, provisions, covenants and conditions of the Lease are incorporated herein by reference and hereby made a part of and are superior to this Sublease, except as herein otherwise expressly provided, and except that Sublessee shall be obligated to pay only the rent and additional rent provided for in this Sublease Agreement and not the amounts of rent provided to be paid under the Lease, and as between the parties hereto, Sublessee hereby assumes and agrees to perform all of the obligations of and shall have all the rights of, Sublessor as tenant under the Lease (but only with respect to the portion of the Sublet Premises occupied by Sublessee for the Sublease Term). Sublessor shall have all of the rights of the Landlord under the Lease as against Sublessee, but Sublessor shall have not obligation to observe and perform the terms, covenants and conditions under the Lease required to be performed by Landlord, and Sublessor shall not be liable to Sublessee for any failure or delay in Landlord's performance of its obligations as landlord under the Lease, provided, however, that Sublessor shall use reasonable efforts to cause Landlord to observe and perform those terms, covenants and conditions required to be observed and performed by Landlord under the Lease. If the Lease terminates before the end of the term under the Lease, Sublessor shall not be liable to Sublessee for any damages arising out of such termination, except if the Lease terminates due to a default by Sublessor under the Lease, and such default is not caused by the default, negligence or willful misconduct of Sublessee, in which event Sublessor shall be liable to Sublessee only for direct damages arising out of such termination.

     Notwithstanding any contrary provision of the Lease or this Sublease, Sublessee shall have no right to extend the term of this Sublease or to expand the Sublet Premises. To the extent Sublessor has extension and/or expansion rights under the Lease, Sublessor shall have the right to exercise or not exercise such rights as Sublessor may determine in its sole discretion. In the event any such rights exist and are exercised by Sublessor, Sublessee shall have no right to extend the term of this Sublease or to expand the Sublet Premises, and Sublessor may offer or refuse to offer such rights to Sublessee as Sublessor may determine in its sole discretion. Notwithstanding any contrary provision of the Lease or this Sublease, Sublessee shall have no right to receive all or any portion of any payments made or credited to Sublessor in lieu of the exercise of its extension rights, and Sublessee shall have no right to receive all or any portion of any payments made or credited to Sublessor for relocation and fit up expenses under the Lease.

     9. SUBLESSEE'S AND SUBLESSOR'S COVENANTS. Sublessee covenants and agrees that with respect to the portion of the Sublet Premises occupied by Sublessee during the Sublease Term, Sublessee will not take or permit any action which would constitute a default under the Lease or omit to do anything which Sublessee is obligated to do under the terms of this Sublease or which would constitute a default under the Lease. So long as Sublessee is not in default of its obligations hereunder, Sublessor covenants and agrees that it (a) will pay the rent and any additional rent payable as required under the Lease, (b) will not do anything which would constitute a default under the Lease, and (c) will not enter into a voluntary termination of the Lease, or agree to any amendment or modification of the Lease that affects any of Sublessor's rights or obligations hereunder without the prior written consent of Sublessee.

     10. INDEMNIFICATION. To the fullest extent permitted by law, Sublessee shall and hereby does indemnify and hold Sublessor and Landlord harmless from and against any and all actions, claims, demands, damages, liabilities, expenses and judgments (including, without limitation, attorney's fees and expenses) asserted against, imposed upon or incurred by Sublessor or Landlord by reason of
(a) any violation caused, suffered or permitted by Sublessee, its agents, servants, employees or invitees, of any of the terms, covenants or conditions of the Lease or this Sublease, and (b) any damage or injury to persons or property occurring upon or in connection with the use or occupancy of the portion of Sublet Premises occupied by Sublessee, expect as a result of the negligent acts or omissions of Sublessor or Landlord or their agents, employees or invitees.

     To the fullest extent permitted by law, Sublessor shall and hereby does indemnify and hold Sublessee harmless from and against any and all actions, claims, demands, damages, liabilities, expenses and judgments (including, without limitation, attorney's fees and expenses) asserted against, imposed upon or incurred by Sublessee by reason of any damage or injury to persons or property occurring upon or in connection with the use of the common areas of the building in which the Premises are located or the lot upon which the building is constructed, except as a result of the negligent acts or omissions of Sublessee or its agents, employees or invitees.

     11. ASSIGNMENT AND SUBLEASE. Notwithstanding any provision of the Lease to the contrary, Sublessee shall not assign, mortgage, pledge or otherwise encumber this Sublease, nor sublet the Sublet Premises or any part thereof, without in each instance obtaining the prior written consent of Sublessor, which consent shall not be unreasonably withheld, and without in each instance obtaining the prior written consent of Landlord in the event that Landlord's consent is required to be obtained under the Lease. As between Sublessor and Sublessee, the determination of whether Landlord's consent is required under the Lease shall be made by Sublessor in its sole discretion.

     12. INSURANCE. During the Sublease Term, Sublessee shall maintain insurance for the Sublet Premises of such types, in such policies, with such endorsements and coverages, and in such amounts as may be required under the Lease. All insurance policies shall name Landlord and Sublessor as additional insureds and loss payees and shall contain an endorsement that such policies may not be modified or canceled without 30 days prior written notice to Landlord, Main Tenant, and Sublessor. Sublessee shall promptly pay all insurance premiums and shall provide Landlord and Sublessor with policies or certificates evidencing such insurance on the Commencement Date and thereafter upon demand of Sublessor or Landlord.

     14. DEFAULTS AND REMEDIES. The following shall constitute an event of default (each, an "Event of Default") under this Sublease:

          (i) Sublessee shall fail to pay rent or other sums payable under this Sublease within 5 business days after notice that such payment is due;

          (ii) Sublessee shall fail to cure any other default under this Sublease within thirty (30) days after written notice thereof from Sublessor to Sublessee;

          (iii) Sublessee shall make an assignment for the benefit of creditors, shall admit in writing its inability to pay its debts as they come due, or shall file a petition for liquidation or for reorganization or any arrangement or any other relief under any provision of any federal or state bankruptcy or insolvency law;

          (iv) an involuntary petition under any provision of any federal or state bankruptcy law shall be filed against Sublessee and not be dismissed within ninety (90) days thereafter; or

          (v) a lien or other encumbrance shall be filed against Sublessee's leasehold interest and not be discharged within ten (10) days thereafter.

     Upon the occurrence of an Event of Default, Sublessor may, in addition to and not in derogation of any remedies for any proceeding breach of covenant, immediately or at any time thereafter and without demand or notice, enter into and upon the Sublet Premises or any part thereof in the name of the whole, or mail a notice of termination addressed to Sublessee, and repossess the same as of Sublessee's former estate and expel Sublessee and those claiming through or under Sublessee and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Sublease shall terminate, Sublessee hereby waiving all statutory rights to the extent such rights may be lawfully waived. Sublessor, without notice to Sublessee, may store Sublessee's effects and those of any person claiming through or under Sublessee at the expense and risk of Sublessee, and, if Sublessor so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Sublessor from Sublessee, if any, and pay over the balance, if any to Sublessee.

     Sublessee covenants and agrees, notwithstanding any termination of this Sublease under any of the provisions of this Section or any entry or re-entry by Sublessor, whether by summary proceedings, termination or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of rent and other charges reserved as they would, under the terms of this Sublease, become due if this Sublease had not been terminated or if Sublessor had not entered or re-entered as aforesaid and whether the Sublet Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the term, or for the whole thereof, provided that in the event the Sublet Premises be relet by Sublessor, Sublessee shall be entitled to a credit equal to the net amount of rent received by Sublessor in reletting, after deduction of all expenses incurred in reletting the Sublet Premises (including but not limited to remodeling costs, brokerage fees, and the like) and in collecting rent in connection therewith. Sublessor shall be required to mitigate any damages incurred as a result of Sublessee's default as may be required by applicable law.

     In the event that Base Rent or other payments are not made by the date when such payments are due, then in addition to all other remedies otherwise available to Sublessor, said past due payments shall carry interest from the date any such payment was due to the date that the payment has actually been received by Sublessor at an annual rate equal to two
(2) points above the then so-called "base rate" of Fleet National Bank. Sublessee specifically agrees to pay any such interest to Sublessor along with the payment of rent and other charges.

     15. ENTIRE AGREEMENT. This Sublease, together with those provisions of the Lease applicable hereto, contains all of the covenants, agreements, terms, provisions, conditions, warranties and understandings relating to the leasing of the Sublet Premises and Sublessor's obligations in connection therewith, and neither Sublessor nor any agent or representative of Sublessor has made or is making, and Sublessee in executing and delivering this Sublease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Sublease. The failure of Sublessee or Sublessor to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Sublease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver or modification of any covenant, agreement, term, provision or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Landlord, Main Tenant, Sublessee and Sublessor. No surrender of possession of the Sublet Premises or of any part thereof or of any remainder of the term of this Sublease shall release Sublessee from any of its obligations hereunder unless accepted by Sublessor in writing. The receipt and retention by Sublessor of monthly Base Rent or additional rent from anyone other than Sublessee shall not be deemed a waiver of the breach by Sublessee of any covenant, agreement, term or provision of this Sublease, or as the acceptance of such other person as a tenant, or as a release of Sublessee from the further keeping, observance or performance by Sublessee of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by Sublessor of monthly Base Rent or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed a waiver of such breach.

     16. SUCCESSORS AND ASSIGNS. The obligations of this Sublease shall bind and benefit the successors and permitted assigns of the parties with the same effect as if mentioned in each instance where a party hereto is named or referred to, provided that this section shall not be construed as a consent to a further sublease of the Sublet Premises if such consent has not been obtained as required under Section 12.

     17. NOTICES. All notices required or permitted to be given hereunder shall be in writing and delivered by hand, by a commercial overnight courier, or mailed postage prepaid by U.S. certified or registered or mail, addressed to the address set forth in the first paragraph of this Sublease, or to such other address as shall be designated by written notice given to the other party at the above address; and any such notice so sent shall be deemed received; when received if delivered by hand; on the next business day after depositing of such notice with a private overnight courier if delivered by private overnight courier; and 3 business days after depositing of such notice with the U.S. Postal Service if delivered by U.S. registered or certified mail.

     18. LANDLORD'S CONSENT. This Sublease shall not take effect until Landlord's written consent to this Sublease is obtained or until Sublessor determines, in its sole discretion, that such consent is not required under the Lease.

     IN WITNESS WHEREOF, Sublessee and Sublessor have duly executed this Sublease as of the day and year first above written.

Sublessor:                                    Sublessee:


By: /s/ Bill Clark                            By: /s/ Alfred Willis
    -----------------------------                 -----------------------------
    Its: V.P. FINANCE                             Its:
    Hereunto duly authorized                      Hereunto duly authorized

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